UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number   811-09235
                                                      -----------

                       First Defined Portfolio Fund, LLC
          -----------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
          -----------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                           --------------

                      Date of fiscal year end:   December 31
                                                -------------

                  Date of reporting period:   December 31, 2010
                                             -------------------



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.


                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                      FOR THE YEAR ENDED DECEMBER 31, 2010

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                               DECEMBER 31, 2010


 Shareholder Letter........................................................  1
 Market Overview...........................................................  2
 Performance Summaries and Portfolio Components............................  4
 Understanding Your Fund Expenses.......................................... 20
 Portfolios of Investments................................................. 21
 Statements of Assets and Liabilities...................................... 42
 Statements of Operations.................................................. 44
 Statements of Changes in Net Assets....................................... 46
 Statements of Changes in Net Assets - Membership Interest Activity........ 48
 Financial Highlights...................................................... 50
 Notes to Financial Statements............................................. 58
 Report of Independent Registered Public Accounting Firm................... 65
 Additional Information ................................................... 66
 Board of Trustees and Officers............................................ 69
 Privacy Policy............................................................ 71


                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and its representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Defined Portfolio Fund, LLC (the "Registrant") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and its respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any Portfolio (individually called a "Portfolio" and collectively the "Portfolios") of the Registrant will achieve its investment objective. Each Portfolio is subject to market risk, which is the possibility that the market values of securities owned by the Portfolio will decline and that the value of the Portfolio shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in the Portfolios. See "Risk Considerations" in the Notes to Financial Statements for a discussion of certain other risks of investing in the Registrant.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Membership Interests, when sold, may be worth more or less than their original cost.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Portfolio and presents data and analysis that provide insight into each Portfolio's performance and investment approach.

By reading the market overview and discussion of each Portfolio's performance by First Trust, the Registrant's investment advisor, you may obtain an understanding of how the market environment affected its performance. The statistical information that follows may help you understand a Portfolio's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of First Trust are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Portfolios are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT
                               DECEMBER 31, 2010


Dear Shareholders:

I am pleased to present you with the annual report for your investment in First Defined Portfolio Fund, LLC (the "Registrant").

First Trust Advisors L.P. ("First Trust") has always believed that staying invested in quality products and having a long-term horizon can help investors reach their financial goals. While the past two years have been challenging, during 2010 the markets started recovering from their lows of 2008-2009. Successful investors understand that the successes they have achieved are typically because of their long-term investment perspective--through all types of markets.

The report you hold gives detailed information about eight portfolios in the Registrant over the twelve months ended December 31, 2010. It contains a market overview and a performance analysis for the period. I encourage you to read this document and discuss it with your financial advisor.

First Trust has been through many types of markets. We remain committed to being a long-term investor and investment manager and to bringing you quality investment solutions regardless of the inevitable volatility the market experiences. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals. I look forward to 2011 and to the next edition of your Registrant's report.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Defined Portfolio Fund, LLC

[PHOTO OMITTED]


ROBERT F. CAREY, CFA
SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER
FIRST TRUST ADVISORS L.P.

Mr. Carey is responsible for the overall management of research and analysis of the First Trust product line. Mr. Carey has over 22 years of experience as an Equity and Fixed-Income Analyst and is a recipient of the Chartered Financial Analyst ("CFA") designation. He is a graduate of the University of Illinois at Champaign-Urbana with a B.S. in Physics. He is also a member of the Investment Analysts Society of Chicago and the CFA Institute. Mr. Carey has appeared as a guest on such programs as Bloomberg TV, CNBC and WBBM Radio and has been quoted by several publications, including The Wall Street Journal, The Wall Street Reporter, Bloomberg News Service, and Registered Rep.

--------------------------------------------------------------------------------
                                MARKET OVERVIEW
--------------------------------------------------------------------------------

STATE OF THE U.S. ECONOMY

There are some distinct signals from the markets and economy that the healing process in the U.S. has taken hold. Perhaps the best is the plunge in the default rate of high-yield corporate bonds, which are highly speculative by design. So, they are a good barometer of risk. The U.S. speculative-grade default rate stood at 3.4% in December, down from 14.1% in the fourth quarter of 2009, according to Moody's Investors Service. The overall credit situation in the debt markets continues to improve as well. Only 6.1% of companies with low credit ratings are considered to be distressed, down from over 80% in late 2008, according to Standard & Poor's. That would not be occurring if confidence in the economic recovery were not growing.

There was a dramatic drop-off in the number of companies filing for bankruptcy in 2010. BankruptcyData.com reported that 106 public companies filed, down from 211 in 2009. Nine out of the top 10 filings were banks and financial firms, which is consistent with the notion that the epicenter of the subprime mortgage meltdown was the bank and brokerage industries.

The S&P/Experian Consumer Credit Default Indices showed a marked improvement from November to December and year-over-year, according to Standard & Poor's. Defaults declined across all major categories of consumer borrowing. The following shows the (monthly & 12-month) default results as of December 2010:
First Mortgage (-4.34% & -38.57%); Second Mortgage (-3.07% & -50.76%); Bank Card (-1.77% & -17.68%); and Auto Loans (-4.45% & -36.85%).

The U.S. commercial real estate market performed better than many expected in 2010. Vacancies for apartment buildings, office complexes, retail malls and self-storage facilities are stabilizing. Commercial real estate prices jumped sharply from November to December, according to Moody's. The 4.1% rise was the largest sequential monthly gain on record since the Moody's/REAL Commercial Property Price Index was started in 2000.

Gross domestic product (GDP) in the U.S. has expanded for six consecutive quarters. GDP grew by an annualized 3.2% in the fourth quarter of 2010. The average quarterly growth rate over the past 20 years was 2.6%. The Blue Chip Economic Indicators survey revealed that those economists polled expect the U.S. GDP growth rate to be 3.1% in 2011. Brian Wesbury, Chief Economist at First Trust Advisors L.P., is more bullish and sees growth coming in at 4.4%.

U.S. STOCKS AND BONDS

All of the major U.S. stock indices posted double-digit returns in 2010. The S&P 500 Index, S&P MidCap 400 Index and S&P SmallCap 600 Index were up 15.06%, 26.65%, and 26.32%, respectively, according to Bloomberg. All 10 major sectors in the S&P 500 posted gains. The top-performing sector was Consumer Discretionary, up 27.85%, while the poorest showing came from Health Care, up 2.90%. The year-over-year estimated earnings growth rate for the companies in the S&P 500 Index is expected to be 14.6% in 2010, according to Standard & Poor's.

The current bull market in the S&P 500 had lasted 663 calendar days at the close of 2010, according to Bespoke Investment Group. The bear market that preceded it lasted 517 calendar days. Since 1928, the average bull market has lasted 915 calendar days, vs. 310 for the average bear market. That is nearly three times as long. Since 1940, the average bull has lasted 1,600 calendar days, which just happens to be slightly more than three times the duration (517 days) of the last bear market.

In the U.S. bond market, for the second consecutive year, the top-performing major debt group was high-yield corporate bonds. The Barclays Capital U.S. Corporate High Yield Index posted a total return of 15.12%. The next closest domestic category was intermediate corporate bonds, up 8.27%, as measured by the Barclays Capital Intermediate Corporate Index. The Barclays Capital Municipal
Bond: Long Bond (22+) Index posted the worst return, up 1.1%.

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                         MARKET OVERVIEW - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                                 ANNUAL REPORT


FOREIGN STOCKS AND BONDS

Riskier asset classes dominated the overseas markets as well. The Barclays Capital Global Emerging Markets Index of debt securities rose 10.93% (USD) in 2010, while the MSCI Emerging Markets Index of stocks gained 18.88% (USD). The Barclays Capital Global Aggregate Index of higher quality debt returned 5.54%
(USD), while the MSCI World Index (excluding the U.S.) of stocks from developed countries gained 11.15% (USD). The U.S. dollar boosted returns for U.S. investors by declining 1.06% against a basket of major currencies.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


TARGET MANAGED VIP PORTFOLIO

Over the twelve months ended December 31, 2010, the Target Managed VIP Portfolio posted a total return of 19.13% versus 16.93% for the Russell 3000(R) Index over the same period. The NAV increased from $8.00 to $9.53 during the period.

Of the portfolio's 112 stocks, 86 advanced and 26 declined over the period. The top three performing stocks, by contribution to return, were priceline.com
(PCLN), Cognizant Technology Solutions Corporation (CTSH) and Baidu, Inc.
(BIDU). The worst-performing stocks, by contribution to return, were Western Digital Corp. (WDC), Intuitive Surgical (ISRG) and Microsoft Corp. (MSFT).

Positive allocation and stock selection effects in the consumer discretionary and information technology sectors were the largest contributors to overall portfolio outperformance. Negative stock selection in the energy, financials and utilities sectors was a drag on overall performance. Priceline.com (PCLN), Cognizant Technology Solutions (CTSH) and Baidu, Inc. (BIDU) were the best-contributing stocks to the portfolio. Western Digital Corp. (WDC), Intuitive Surgical (ISRG) and Microsoft (MSFT) were the worst-contributing stocks.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.

[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010


               TARGET MANAGED        DOW JONES INDUSTRIAL      RUSSELL 3000(R)
               VIP PORTFOLIO (a)     AVG.(SM) (b)              INDEX (c)

Dec. 00        $10,000               $10,000                   $10,000
Dec. 01        $ 9,501               $ 9,456                   $ 8,860
Dec. 02        $ 7,506               $ 8,036                   $ 6,953
Dec. 03        $10,128               $10,309                   $ 9,112
Dec. 04        $11,369               $10,857                   $10,201
Dec. 05        $12,193               $11,043                   $10,829
Dec. 06        $13,596               $13,146                   $12,541
Dec. 07        $14,884               $14,314                   $13,199
Dec. 08        $ 8,213               $ 9,744                   $ 8,276
Dec. 09        $ 9,280               $11,954                   $10,622
Dec. 10        $11,056               $13,635                   $12,421


RETURN COMPARISON

                                                                                   PERIODS ENDED DEC. 31, 2010

                                                 1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                  INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                     DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                  ---------   ------------   --------------   --------------   ---------------
Target Managed VIP Portfolio (a)  10/6/99      19.13%        -1.94%             1.01%            -0.43%
Dow Jones Industrial Avg.(SM)(b)               14.06%         4.31%             3.15%             3.14%
Russell 3000(R) Index (c)                      16.93%         2.78%             2.19%             2.32%


(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Dow(R) Target 5 Portfolio to the Target Managed VIP Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(c) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


TARGET MANAGED VIP PORTFOLIO (CONTINUED)


                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
Cognizant Technology Solutions Corp.,
  Class A                                 5.3%
priceline.com, Inc.                       5.1
Infosys Technologies Ltd., ADR            3.7
Microsoft Corp.                           3.3
Travelers (The) Cos., Inc.                3.2
International Business Machines Corp.     3.2
Procter & Gamble (The) Co.                3.0
AT&T, Inc.                                3.0
Wal-Mart Stores, Inc.                     2.9
Merck & Co., Inc.                         2.8
---------------------------------------------------
                                 Total   35.5%
                                         =====




                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Information Technology                   21.5%
Consumer Discretionary                   19.0
Health Care                              13.3
Consumer Staples                         11.1
Telecommunication Services               10.7
Energy                                    7.4
Industrial                                7.3
Financials                                6.6
Utilities                                 2.5
Materials                                 0.6
---------------------------------------------------
                                 Total  100.0%
                                        ======

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


THE DOW(R) DART 10 PORTFOLIO

Over the twelve months ended December 31, 2010, The Dow(R) DART 10 Portfolio posted a total return of 16.74% versus 14.06% for the Dow Jones Industrial Average(SM) over the same period. The NAV increased from $8.66 to $10.11 during the period.

All the portfolio's 10 stocks advanced over the period. The top three performing stocks, by contribution to return, were E.I. Du Pont de Nemours & Co. (DD), McDonald's Corp. (MCD) and Verizon Communications, Inc. (VZ). The worst-performing stocks, by contribution to return, were Walt Disney Co. (DIS), Kraft Foods, Inc. (KFT) and Wal-Mart Stores, Inc. (WMT).

DuPont (DD) returned over 50% in 2010 and was the biggest contributor to portfolio performance. McDonald's (MCD) and Verizon (VZ), both up more than 20% in 2010, also contributed to the portfolio's outperformance relative to its benchmark. Wal-Mart (WMT) and Pfizer (PFE) held back relative performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.



[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010


               THE DOW(R)              DOW JONES
               DART 10 PORTFOLIO       INDUSTRIAL AVG.(SM) (a)

Dec. 00        $10,000                      $10,000
Dec. 01        $ 8,523                      $ 9,456
Dec. 02        $ 6,966                      $ 8,036
Dec. 03        $ 8,353                      $10,309
Dec. 04        $ 8,673                      $10,857
Dec. 05        $ 8,393                      $11,043
Dec. 06        $10,539                      $13,146
Dec. 07        $10,609                      $14,314
Dec. 08        $ 7,585                      $ 9,744
Dec. 09        $ 8,643                      $11,954
Dec. 10        $10,090                      $13,635


RETURN COMPARISON

                                                                                   PERIODS ENDED DEC. 31, 2010

                                                 1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                  INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                     DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                  ---------   ------------   --------------   --------------   ---------------


The Dow(R) DART 10 Portfolio      10/6/99     16.74%          3.75%             0.09%            0.10%
Dow Jones Industrial Avg.(SM) (a)             14.06%          4.31%             3.15%            3.14%


(a) The Dow Jones Industrial Average(SM) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It has been a widely followed indicator of the stock market since October 1, 1928. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.


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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


THE DOW(R) DART 10 PORTFOLIO (CONTINUED)


                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
E.I. Du Pont de Nemours & Co.            13.0%
McDonald's Corp.                         10.9
Chevron Corp.                            10.5
Verizon Communications, Inc.             10.2
Travelers (The) Cos., Inc.                9.9
Exxon Mobil Corp.                         9.5
Procter & Gamble (The) Co.                9.3
AT&T, Inc.                                9.2
Wal-Mart Stores, Inc.                     8.8
Merck & Co., Inc.                         8.7
---------------------------------------------------
                                 Total  100.0%
                                        ======



                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Energy                                   19.9%
Telecommunication Services               19.4
Consumer Staples                         18.2
Materials                                13.0
Consumer Discretionary                   10.9
Financials                                9.9
Health Care                               8.7
---------------------------------------------------
                                 Total  100.0%
                                        ======

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PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


THE DOW(R) TARGET DIVIDEND PORTFOLIO

Over the twelve months ended December 31, 2010, The Dow(R) Target Dividend Portfolio posted a total return of 16.50% versus 18.32% for the Dow Jones U.S. Select Dividend Index(SM) over the same period. The NAV increased from $8.00 to $9.32 during the period.

Of the portfolio's 20 stocks, 17 advanced and 3 declined over the period. The top three performing stocks, by contribution to return, were F.N.B. Corp. (FNB), United Bankshares, Inc. (UBSI) and Sensient Technologies Corp. (SXT). The worst-performing stocks, by contribution to return, were People's United Financial Inc. (PBCT), Sempra Energy (SRE) and Universal Corp. (UVV).

Financials and utilities posted the best relative returns over the period due to positive stock selection. An underweight in the industrial sector hurt relative portfolio performance as the sector was among the best performers for the year. F.N.B. Corp. (FNB), United Bankshares, Inc. (UBSI) and Sensient Technologies Corp. (SXT) were the biggest contributors to performance. People's United Financial, Inc. (PBCT), Universal Corp. (UVV) and Sempra Energy (SRE) were the only three positions to post negative contributions over the period.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           May 2, 2005-Dec. 31, 2010

            THE DOW(R) TARGET         DOW JONES U.S. SELECT        S&P 500(R)
            DIVIDEND PORTFOLIO        DIVIDEND INDEX(SM) (a)       INDEX (b)
May  05          $10,000                    $10,000                 $10,000
Dec. 05          $ 9,870                    $10,529                 $10,879
Dec. 06          $11,660                    $12,587                 $12,598
Dec. 07          $11,790                    $11,938                 $13,290
Dec. 08          $ 7,010                    $ 8,240                 $ 8,373
Dec. 09          $ 8,000                    $ 9,157                 $10,589
Dec. 10          $ 9,321                    $10,835                 $12,184



RETURN COMPARISON

                                                                                 PERIODS ENDED  DEC. 31, 2010

                                                                 1 YEAR          5 YEAR       SINCE INCEPTION
                                                  INCEPTION      ANNUAL      AVERAGE ANNUAL    AVERAGE ANNUAL
                                                   DATE       TOTAL RETURN    TOTAL RETURN      TOTAL RETURN
                                                  ---------   ------------   -------------- -----------------
The Dow(R) Target Dividend Portfolio              5/2/05         16.50%         -1.14%           -1.24%
Dow Jones U.S. Select Dividend Index(SM) (a)                     18.32%          0.57%            1.42%
S&P 500(R) Index (b)                                             15.06%          2.29%            3.55%


(a) The Dow Jones U.S. Select Dividend Index(SM) is comprised of 100 of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Index.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


THE DOW(R) TARGET DIVIDEND PORTFOLIO (CONTINUED)


                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
F.N.B. Corp.                              6.4%
United Bankshares, Inc.                   6.3
Sensient Technologies Corp.               6.1
New York Community Bancorp, Inc.          5.8
Northeast Utilities                       5.4
Cincinnati Financial Corp.                5.4
Kraft Foods, Inc., Class A                5.1
NiSource, Inc.                            5.0
Astoria Financial Corp.                   5.0
Trustmark Corp.                           4.9
---------------------------------------------------
                                 Total   55.4%
                                        ======





                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Financials                               56.1%
Utilities                                28.7
Consumer Staples                          9.0
Materials                                 6.2
---------------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


GLOBAL DIVIDEND TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2010, the Global Dividend Target 15 Portfolio posted a total return of 9.72% versus 11.76% for the Morgan Stanley Capital International Developed Markets World Index over the same period. The NAV increased from $19.34 to $21.22 during the period.

Of the portfolio's 15 stocks, 11 advanced and 4 declined over the period. The top three performing stocks, by contribution to return, were CNOOC Ltd. (883
HK), Home Depot (HD) and Vodafone Group PLC (VOD LN). The worst-performing stocks, by contribution to return, were Man Group PLC (EMG LN), BAE Systems (BA/LN) and Industrial & Commercial Bank of China Ltd. (1398 HK).

The selection effect in the industrial and financial sectors led to portfolio underperformance over the period. UK based shares in the portfolio underperformed. Energy, utilities, and telecommunication services provided positive relative performance. BAE Systems (BA/ LN) and Man Group (EMG LN) were the worst-contributing stocks to the portfolio.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                           Dec 31, 2000-Dec. 31, 2010

            GLOBAL DIVIDEND               MSCI DTR
            TARGET 15 PORTFOLIO (a)       WORLD INDEX (b)

Dec. 00           $10,000                    $10,000
Dec. 01           $ 9,758                    $ 8,318
Dec. 02           $ 8,323                    $ 6,664
Dec. 03           $11,162                    $ 8,870
Dec. 04           $14,000                    $10,175
Dec. 05           $15,424                    $11,141
Dec. 06           $21,354                    $13,376
Dec. 07           $24,202                    $14,585
Dec. 08           $13,848                    $ 8,647
Dec. 09           $19,536                    $11,240
Dec. 10           $21,435                    $12,562


RETURN COMPARISON

                                                                                                 PERIODS ENDED  DEC. 31, 2010

                                                                1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                                 INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                                    DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                                 ---------   ------------   --------------   --------------   ---------------
Global Dividend Target 15 Portfolio (a)          10/6/99      9.72%           6.80%             7.92%            6.92%
MSCI Developed Markets World Index (b)                       11.76%           2.43%             2.30%            1.97%


(a) Effective May 2, 2005, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the Global Target 15 Portfolio to the Global Dividend Target 15 Portfolio.

(b) The Morgan Stanley Capital International Developed Markets World Index ("MSCI Developed Markets World Index") is based on the share prices of approximately 1,600 companies listed on stock exchanges in the twenty-two countries that make up the MSCI National Indices. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


GLOBAL DIVIDEND TARGET 15 PORTFOLIO (CONTINUED)


                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
CNOOC Ltd.                                9.6%
Home Depot (The), Inc.                    7.5
Hongkong Electric Holdings Ltd.           7.2
Tate & Lyle PLC                           7.1
Kraft Foods, Inc., Class A                7.1
Vodafone Group PLC                        7.0
PetroChina Co., Ltd., H Shares            6.8
Bank of China Ltd.                        6.5
AT&T, Inc.                                6.4
Intel Corp.                               6.3
---------------------------------------------------
                                 Total   71.5%
                                        ======




                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Financials                               18.1
Energy                                   16.4
Consumer Staples                         14.2
Telecommunication Services               13.4
Consumer Discretionary                   13.0
Utilities                                 7.2
Information Technology                    6.3
Health Care                               5.9
Industrial                                5.5
---------------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


S&P(R) TARGET 24 PORTFOLIO

Over the twelve months ended December 31, 2010, the S&P(R) Target 24 Portfolio posted a total return of 19.29% versus 15.06% for the S&P 500(R) Index over the same period. The NAV increased from $7.93 to $9.46 during the period.

Of the portfolio's 24 stocks, 20 advanced and 4 declined over the period. The top three performing stocks, by contribution to return, were Philip Morris International, Inc. (PM), National Oilwell Varco, Inc. (NOV) and priceline.com
(PCLN). The worst-performing stocks, by contribution to return, were Baxter International, Inc. (BAX), Dun & Bradstreet (The) Corp. (DNB) and Stryker Corp.
(SYK).

The energy, consumer discretionary, consumer staples and information technology sectors all had positive selection effects which contributed to portfolio outperformance. The industrials, health care, financials and utilities sectors had negative selection effects but not enough to prevent overall portfolio outperformance. Philip Morris International, Inc. (PM) and National Oilwell Varco, Inc. (NOV) were the largest contributors to performance.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010


                 S&P(R) TARGET 24 PORTFOLIO (a)     S&P 500(R) INDEX (b)

Dec. 00                   $10,000                       $10,000
Dec. 01                   $ 7,537                       $ 8,811
Dec. 02                   $ 6,436                       $ 6,864
Dec. 03                   $ 7,987                       $ 8,833
Dec. 04                   $ 9,078                       $ 9,794
Dec. 05                   $ 9,455                       $10,275
Dec. 06                   $ 9,727                       $11,898
Dec. 07                   $10,136                       $12,552
Dec. 08                   $ 7,313                       $ 7,908
Dec. 09                   $ 8,321                       $10,001
Dec. 10                   $ 9,916                       $11,507


RETURN COMPARISON

                                                                                  PERIODS ENDED  DEC. 31, 2010

                                                 1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                  INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                     DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                  ---------   ------------   --------------   --------------   ---------------
S&P(R) Target 24 Portfolio (a)     10/6/99    19.29%         0.96%               -0.08%           -0.49%
S&P 500(R) Index (b)                          15.06%         2.29%                1.41%            1.35%


(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the S&P(R) Target 10 Portfolio to the S&P(R) Target 24 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30,2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b)   The S&P 500(R) Index is a capitalization-weighted index of 500 stocks.
      The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


S&P(R) TARGET 24 PORTFOLIO (CONTINUED)


                                       % OF TOTAL
TOP 10 HOLDINGS                        INVESTMENTS
---------------------------------------------------
International Business Machines Corp.    18.8%
Philip Morris International, Inc.        10.8
United Technologies Corp.                 9.0
National Oilwell Varco, Inc.              7.5
Franklin Resources, Inc.                  7.4
Baxter International, Inc.                5.6
T. Rowe Price Group, Inc.                 4.8
Peabody Energy Corp.                      4.6
TJX (The) Cos., Inc.                      4.4
priceline.com, Inc.                       4.2
---------------------------------------------------
                                 Total   77.1%
                                        ======




                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Information Technology                   20.4%
Energy                                   15.6
Financials                               14.0
Consumer Staples                         13.3
Consumer Discretionary                   12.8
Health Care                              10.9
Industrial                               10.3
Utilities                                 2.7
---------------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


NASDAQ(R) TARGET 15 PORTFOLIO

Over the twelve months ended December 31, 2010, the NASDAQ(R) Target 15 Portfolio posted a total return of 30.38% versus 20.15% for the NASDAQ 100 Index(R) over the same period. The NAV increased from $7.11 to $9.27 during the period.

Of the portfolio's 15 stocks, 12 advanced and 3 declined over the period. The top three performing stocks, by contribution to return, were Baidu, Inc. (BIDU), priceline.com (PCLN) and Cognizant Technology Solutions Corporation (CTSH). The worst-performing stocks, by contribution to return, were Intuitive Surgical
(ISRG), Microsoft Corporation (MSFT) and DISH Network (DISH).

A positive selection effect in the information technology sector was the largest contributor to overall portfolio outperformance. The outperformance was also aided by an overweighting of the telecom and industrial sectors. An overweight of the health care sector, along with poor stock selection, was the largest drag on relative returns. Baidu Inc. (BIDU), priceline.com (PCLN) and Cognizant Technology Solutions (CTSH) were the biggest contributors to the outperformance of the portfolio.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010

             NASDAQ(R) TARGET 15 PORTFOLIO           NASDAQ(R) 100 INDEX (a)

Dec. 00                $10,000                            $10,000
Dec. 01                $ 7,182                            $ 6,738
Dec. 02                $ 5,303                            $ 4,210
Dec. 03                $ 7,213                            $ 6,293
Dec. 04                $ 7,019                            $ 6,969
Dec. 05                $ 7,252                            $ 7,101
Dec. 06                $ 7,896                            $ 7,619
Dec. 07                $ 9,612                            $ 9,085
Dec. 08                $ 4,720                            $ 5,308
Dec. 09                $ 5,520                            $ 8,208
Dec. 10                $ 7,197                            $ 9,862


RETURN COMPARISON

                                                                                  PERIODS ENDED  DEC. 31, 2010

                                                 1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                  INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                     DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                  ---------   ------------   --------------   --------------   ---------------
NASDAQ(R) Target 15 Portfolio      10/6/99     30.38%           -0.15%           -3.24%           -0.67%
NASDAQ(R) 100 Index (a)                        20.15%            6.80%           -0.13%           -0.81%


(a) The NASDAQ(R) 100 Index is a modified capitalization-weighted index of the 100 largest and most active non-financial domestic and international issues listed on the NASDAQ(R). (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


NASDAQ(R) TARGET 15 PORTFOLIO (CONTINUED)


                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
Baidu, Inc., ADR                         13.4%
priceline.com, Inc.                      10.3
Cognizant Technology
   Solutions Corp., Class A               9.3
Infosys Technologies Ltd., ADR            7.9
Virgin Media, Inc.                        7.5
Joy Global, Inc.                          7.3
Cerner Corp.                              6.4
NII Holdings, Inc.                        6.1
Microsoft Corp.                           5.2
Garmin Ltd.                               5.1
---------------------------------------------------
                                 Total   78.5%
                                        ======



                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Information Technology                   35.7%
Consumer Discretionary                   31.3
Health Care                              15.9
Industrial                               11.0
Telecommunication Services                6.1
---------------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


FIRST TRUST TARGET FOCUS FOUR PORTFOLIO

Over the twelve months ended December 31, 2010, the First Trust Target Focus Four Portfolio posted a total return of 18.99% versus 15.06% for the S&P 500(R) Index over the same period. The NAV increased from $4.16 to $4.95 during the period.

Of the portfolio's 126 stocks, 95 advanced and 31 declined over the period. The top three performing stocks, by contribution to return, were Cognizant Technology Solutions Corporation (CTSH), priceline.com (PCLN) and Netflix Inc.
(NFLX). The worst-performing stocks, by contribution to return, were Western Digital Corp. (WDC), Intuitive Surgical (ISRG) and National Bank of Greece
(NBG).

Positive allocation and stock selection effects in the consumer discretionary and information technology sectors were the largest contributors to overall portfolio outperformance. An underweight in industrials created a negative allocation effect for the sector and was the largest drag on relative performance. Cognizant Technology Solutions (CTSH), priceline.com (PCLN) and Netflix (NFLX) were the largest contributors to the outperformance. Western Digital (WDC), Intuitive Surgical (ISRG) and National Bank of Greece (NBG) were the worst-contributing positions in the portfolio.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]

                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010


              FIRST TRUST TARGET
              FOCUS FOUR PORTFOLIO (a)       S&P 500(R) INDEX (b)

Dec. 00          $10,000                          $ 10,000
Dec. 01          $ 6,436                           $ 8,811
Dec. 02          $ 4,064                           $ 6,864
Dec. 03          $ 5,566                           $ 8,833
Dec. 04          $ 6,198                           $ 9,794
Dec. 05          $ 6,234                           $10,275
Dec. 06          $ 6,484                           $11,898
Dec. 07          $ 6,853                           $12,552
Dec. 08          $ 3,850                           $ 7,908
Dec. 09          $ 4,958                           $10,001
Dec. 10          $ 5,900                           $11,507


RETURN COMPARISON

                                                                                                    PERIODS ENDED  DEC. 31, 2010

                                                                   1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                                    INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                                       DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                                    ---------   ------------   --------------   --------------   ---------------
First Trust Target Focus  Four Portfolio (a)        10/6/99     18.99%          -1.09%            -5.14%            -6.06%
S&P 500(R) Index (b)                                            15.06%           2.29%             1.41%             1.35%

(a) Effective November 19, 2007, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust 10 Uncommon Values Portfolio to the First Trust Target Focus Four Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to November 19, 2007, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The S&P 500(R) Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


FIRST TRUST TARGET FOCUS FOUR PORTFOLIO (CONTINUED)

                                         % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
Cognizant Technology Solutions
   Corp., Class A                         6.3%
priceline.com, Inc.                       5.1
Intuitive Surgical, Inc.                  2.9
Netflix, Inc.                             2.9
New York Community Bancorp, Inc.          2.5
Western Digital Corp.                     2.2
NII Holdings, Inc.                        2.2
Trustmark Corp.                           2.1
Mercury General Corp.                     2.1
F.N.B. Corp.                              1.9
---------------------------------------------------
                                 Total   30.2%
                                        ======



                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Financials                               30.7%
Consumer Discretionary                   20.6
Utilities                                13.2
Information Technology                   10.9
Health Care                               5.9
Consumer Staples                          5.0
Telecommunication Services                4.6
Energy                                    3.8
Materials                                 2.7
Industrial                                2.6
---------------------------------------------------
                                 Total  100.0%
                                        ======

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


VALUE LINE(R) TARGET 25 PORTFOLIO

Over the twelve months ended December 31, 2010, the Value Line(R) Target 25 Portfolio posted a total return of 30.42% versus 16.93% for the Russell 3000(R) Index over the same period. The NAV increased from $2.86 to $3.73 during the period.

Of the portfolio's 25 stocks, 18 advanced and 7 declined over the period. The top three performing stocks, by contribution to return, were Netflix Inc.
(NFLX), priceline.com (PCLN) and Cognizant Technology Solutions (CTSH). The worst-performing stocks, by contribution to return, were Western Digital Corp.
(WDC), Intuitive Surgical (ISRG) and Unisys Corp. (UIS).

Positive allocation and stock selection effects caused the consumer discretionary sector to be the largest contributor to overall portfolio outperformance. Consumer staples and telecommunication services also had positive contribution. Having no holdings in the industrial sector was the largest drag on relative returns as the sector was among the top performers for the year. Netflix (NFLX), priceline.com (PCLN) and Cognizant Technology Solutions (CTSH) were the largest contributors to the outperformance of the portfolio.

All of the data on this page represents past performance which cannot be used to predict future performance and the information in the table and graph does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of shares.


[GRAPH OMITTED]
[EDGARIZATION OF DATA POINTS]


                     GROWTH OF A $10,000 INITIAL INVESTMENT
                          Dec. 31, 2000-Dec. 31, 2010


             VALUE LINE(R)
             TARGET 25 PORTFOLIO (a)       RUSSELL 3000(R) INDEX (b)

Dec. 00          $10,000                            $10,000
Dec. 00          $ 4,453                            $ 8,860
Dec. 00          $ 2,543                            $ 6,953
Dec. 00          $ 3,584                            $ 9,112
Dec. 00          $ 4,356                            $10,201
Dec. 00          $ 5,215                            $10,829
Dec. 00          $ 5,365                            $12,541
Dec. 00          $ 6,341                            $13,199
Dec. 00          $ 2,865                            $ 8,276
Dec. 00          $ 3,069                            $10,622
Dec. 00          $ 4,002                            $12,421


RETURN COMPARISON


                                                                                                  PERIODS ENDED  DEC. 31, 2010

                                                                 1 YEAR          5 YEAR          10 YEAR       SINCE INCEPTION
                                                  INCEPTION      ANNUAL      AVERAGE ANNUAL   AVERAGE ANNUAL    AVERAGE ANNUAL
                                                     DATE     TOTAL RETURN    TOTAL RETURN     TOTAL RETURN      TOTAL RETURN
                                                  ---------   ------------   --------------   --------------   ---------------
Value Line(R) Target 25 Portfolio (a)             10/6/99     30.42%         -5.15%             -8.75%            -8.40%
Russell 3000 Index (b)                                        16.93%          2.78%              2.19%             2.32%


(a) Effective April 30, 2002, based upon the determination of the Registrant's Board of Trustees, the Portfolio changed its name from the First Trust Internet Portfolio to the Value Line(R) Target 25 Portfolio. The Portfolio's primary investment strategy was also changed. The performance figures provided for the periods prior to April 30, 2002, reflect the Portfolio's performance prior to the name change and the change of the primary investment strategy.

(b) The Russell 3000(R) Index is composed of 3000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

--------------------------------------------------------------------------------
PERFORMANCE SUMMARY AND PORTFOLIO COMPONENTS - (CONTINUED)
--------------------------------------------------------------------------------


                      FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2009 (UNAUDITED)


VALUE LINE(R) TARGET 25 PORTFOLIO (CONTINUED)


                                        % OF TOTAL
TOP 10 HOLDINGS                         INVESTMENTS
---------------------------------------------------
Netflix, Inc.                            13.3%
priceline.com, Inc.                      10.9
Cognizant Technology Solutions Corp.,
   Class A                                9.8
NII Holdings, Inc.                        7.9
Urban Outfitters, Inc.                    6.1
Guess?, Inc.                              5.9
Herbalife Ltd.                            5.6
Intuitive Surgical, Inc.                  5.1
Western Digital Corp.                     4.6
Tupperware Brands Corp.                   4.1
---------------------------------------------------
                                 Total   73.3%
                                         =====



                                        % OF TOTAL
SECTOR                                  INVESTMENTS
---------------------------------------------------
Consumer Discretionary                   57.9%
Information Technology                   18.3
Consumer Staples                          8.2
Telecommunication Services                8.0
Health Care                               5.1
Materials                                 2.5
---------------------------------------------------
                                 Total  100.0%
                                        ======

FIRST DEFINED PORTFOLIO FUND, LLC
UNDERSTANDING YOUR FUND EXPENSES
DECEMBER 31, 2010 (UNAUDITED)



As a shareholder of the Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio or Value Line (R) Target 25 Portfolio (the "Portfolios"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees, distribution and/or service fees, and other Portfolio expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period of July 1, 2010 to December 31, 2010.

                                ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

                  HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                                                                         HYPOTHETICAL
                                                ACTUAL EXPENSES                   (5% RETURN BEFORE EXPENSES)
                                        -------------------------------------   -----------------------------------
                                                                   EXPENSES                               EXPENSES
                                          BEGINNING    ENDING    PAID DURING    BEGINNING      ENDING   PAID DURING
                                           ACCOUNT    ACCOUNT     PERIOD (a)     ACCOUNT      ACCOUNT    PERIOD (a)
                                            VALUE      VALUE      07/01/2010-     VALUE        VALUE     07/01/2010-   EXPENSE
                                          07/01/2010  12/31/2010  12/31/2010    07/01/2010   12/31/2010  12/31/2010    RATIO (b)
                                          ----------  ----------  -----------   ----------   ----------  -----------   ---------
Target Managed VIP Portfolio             $1,000.00   $1,284.40        $8.46     $1,000.00    $1,017.80   $7.48         1.47%
The Dow(R) DART 10 Portfolio              1,000.00    1,219.50         8.22      1,000.00     1,017.80    7.48         1.47
The Dow(R) Target Dividend Portfolio      1,000.00    1,160.70         8.01      1,000.00     1,017.80    7.48         1.47
Global Dividend Target 15 Portfolio       1,000.00    1,189.50         8.11      1,000.00     1,017.80    7.48         1.47
S&P(R) Target 24 Portfolio                1,000.00    1,312.10         8.57      1,000.00     1,017.80    7.48         1.47
NASDAQ(R) Target 15 Portfolio             1,000.00    1,341.50         8.68      1,000.00     1,017.80    7.48         1.47
First Trust Target Focus Four Portfolio   1,000.00    1,240.60         7.74      1,000.00     1,018.30    6.97         1.37
Value Line(R) Target 25 Portfolio.        1,000.00    1,381.50         8.82      1,000.00     1,017.80    7.48         1.47

(a) Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period).

(b)   These expense ratios reflect expense caps.

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010



  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

  COMMON STOCKS  - 98.3%

             AEROSPACE & DEFENSE - 2.3%
      2,341  GeoEye, Inc. (b)..................................   $       99,235
        831  National Presto Industries, Inc. .................          108,038
      5,355  United Technologies Corp. ........................          421,546
                                                                  --------------
                                                                         628,819
                                                                  --------------

             AUTO COMPONENTS - 0.1%
        959  Fuel Systems Solutions, Inc. (b)..................           28,175
                                                                  --------------

             CAPITAL MARKETS - 2.3%
      3,130  Franklin Resources, Inc. .........................          348,087
     14,640  GFI Group, Inc. ..................................           68,662
      3,465  T. Rowe Price Group, Inc. ........................          223,631
                                                                  --------------
                                                                         640,380
                                                                  --------------

             CHEMICALS - 0.6%
      2,492  Koppers Holdings, Inc. ...........................           89,164
        671  NewMarket Corp. ..................................           82,781
                                                                  --------------
                                                                         171,945
                                                                  --------------

             COMMERCIAL BANKS - 0.8%
     20,008  Banco Santander S.A., ADR ........................          213,085
                                                                  --------------

             COMMERCIAL SERVICES & SUPPLIES - 0.2%
     10,708  EnergySolutions, Inc. ............................           59,644
                                                                  --------------

             COMPUTERS & PERIPHERALS - 1.2%
      9,730  Western Digital Corp. (b).........................          329,847
                                                                  --------------

             CONSTRUCTION & ENGINEERING - 0.2%
      1,429  Foster Wheeler AG (b).............................           49,329
                                                                  --------------

             DIVERSIFIED CONSUMER SERVICES - 0.2%
      3,201  Lincoln Educational Services Corp. (b)............           49,647
                                                                  --------------

             DIVERSIFIED TELECOMMUNICATION
               SERVICES - 6.4%
     28,096  AT&T, Inc. .......................................          825,461
      5,506  Cogent Communications Group, Inc. (b).............           77,855
     22,440  Deutsche Telekom AG, ADR .........................          287,232
     13,024  France Telecom S.A., ADR .........................          274,546
      4,126  Neutral Tandem, Inc. (b)..........................           59,579
      3,955  Telefonica S.A., ADR .............................          270,601
                                                                  --------------
                                                                       1,795,274
                                                                  --------------

             ELECTRICAL EQUIPMENT - 1.3%
      5,709  Baldor Electric Co. ..............................          359,895
                                                                  --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS
               & COMPONENTS - 0.5%
        764  Amphenol Corp., Class A ..........................           40,324
      3,210  ScanSource, Inc. (b)..............................          102,399
                                                                  --------------
                                                                         142,723
                                                                  --------------

             ENERGY EQUIPMENT & SERVICES  - 2.0%
      1,514  FMC Technologies, Inc. (b)........................          134,610
      3,130  Hornbeck Offshore Services, Inc. (b)..............           65,354
      5,250  National Oilwell Varco, Inc. .....................          353,063
                                                                  --------------
                                                                         553,027
                                                                  --------------


                       See Notes to Financial Statements                 Page 21

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             FOOD & STAPLES RETAILING - 3.5%
      5,219  United Natural Foods, Inc. (b)....................   $      191,433
     14,653  Wal-Mart Stores, Inc. ............................          790,236
                                                                  --------------
                                                                         981,669
                                                                  --------------

             FOOD PRODUCTS - 0.9%
        920  Mead Johnson Nutrition Co. .......................           57,270
      3,938  TreeHouse Foods, Inc. (b).........................          201,192
                                                                  --------------
                                                                         258,462
                                                                  --------------

             GAS UTILITIES - 0.0%
        736  Questar Corp. ....................................           12,814
                                                                  --------------

             HEALTH CARE EQUIPMENT &
               SUPPLIES - 4.6%
      2,613  Abraxis, Inc. (b).................................           70,159
      5,225  Baxter International, Inc. .......................          264,490
      2,579  Intuitive Surgical, Inc. (b)......................          664,737
      3,432  Stryker Corp. ....................................          184,298
      2,634  Zoll Medical Corp. (b)............................           98,064
                                                                  --------------
                                                                       1,281,748
                                                                  --------------

             HEALTH CARE PROVIDERS &
               SERVICES - 1.1%
      3,198  HMS Holdings Corp. (b)............................          207,134
      4,805  Kindred Healthcare, Inc. (b)......................           88,268
                                                                  --------------
                                                                         295,402
                                                                  --------------

             HEALTH CARE TECHNOLOGY - 1.4%
      1,915  Cerner Corp. (b)..................................          181,427
      1,347  Computer Programs & Systems, Inc. ................           63,093
      6,929  MedAssets, Inc. (b)...............................          139,897
                                                                  --------------
                                                                         384,417
                                                                  --------------

             HOTELS, RESTAURANTS & LEISURE - 1.4%
      3,800  Bob Evans Farms, Inc. ............................          125,248
      2,932  California Pizza Kitchen, Inc. (b)................           50,665
      1,609  Peet's Coffee & Tea, Inc. (b).....................           67,160
      8,850  Texas Roadhouse, Inc. (b).........................          151,954
                                                                  --------------
                                                                         395,027
                                                                  --------------

             HOUSEHOLD DURABLES - 1.0%
      4,701  Garmin Ltd. ......................................          145,684
      2,758  Tupperware Brands Corp. ..........................          131,474
                                                                  --------------
                                                                         277,158
                                                                  --------------

             HOUSEHOLD PRODUCTS - 3.0%
     12,965  Procter & Gamble (The) Co. .......................          834,038
                                                                  --------------

             INSURANCE  - 3.2%
     15,832  Travelers (The) Cos., Inc. .......................          882,001
                                                                  --------------

             INTERNET & CATALOG RETAIL - 6.5%
      2,448  Netflix, Inc. (b).................................          430,114
      3,462  priceline.com, Inc. (b)...........................        1,383,242
                                                                  --------------
                                                                       1,813,356
                                                                  --------------


Page 22                See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             INTERNET SOFTWARE & SERVICES - 2.1%
      6,201  Baidu, Inc., ADR (b)..............................   $      598,583
                                                                  --------------

             IT SERVICES - 12.6%
     19,860  Cognizant Technology Solutions Corp.,
               Class A (b).....................................        1,455,539
     13,469  Infosys Technologies Ltd., ADR ...................        1,024,721
      5,985  International Business Machines Corp. ............          878,359
        766  Teradata Corp. (b)................................           31,529
      1,882  Unisys Corp. (b)..................................           48,725
      1,641  Wright Express Corp. (b)..........................           75,486
                                                                  --------------
                                                                       3,514,359
                                                                  --------------

             LIFE SCIENCES TOOLS & SERVICES - 1.7%
      2,139  Dionex Corp. (b)..................................          252,423
      7,038  PAREXEL International Corp. (b)...................          149,417
        805  Waters Corp. (b)..................................           62,557
                                                                  --------------
                                                                         464,397
                                                                  --------------

             MACHINERY - 2.5%
      3,561  Chart Industries, Inc. (b)........................          120,291
        323  Flowserve Corp. ..................................           38,508
      2,413  Joy Global, Inc. .................................          209,328
      2,220  Middleby (The) Corp. (b)..........................          187,412
      4,057  Robbins & Myers, Inc. ............................          145,159
                                                                  --------------
                                                                         700,698
                                                                  --------------
             MEDIA - 1.1%
      4,859  DISH Network Corp., Class A (b)...................           95,528
      7,786  Virgin Media, Inc. ...............................          212,091
                                                                  --------------
                                                                         307,619
                                                                  --------------

             MULTI-UTILITIES - 2.4%
      6,104  National Grid PLC, ADR ...........................          270,895
      2,054  Public Service Enterprise Group, Inc. ............           65,338
        965  Sempra Energy ....................................           50,643
      9,971  Veolia Environnement, ADR ........................          292,749
                                                                  --------------
                                                                         679,625
                                                                  --------------

             OIL, GAS & CONSUMABLE FUELS - 5.3%
      5,710  BP PLC, ADR ......................................          252,211
      6,510  ENI SpA, ADR .....................................          284,747
      3,324  Peabody Energy Corp. .............................          212,670
        682  QEP Resources, Inc. ..............................           24,763
     12,324  Repsol YPF S.A., ADR .............................          344,333
      5,475  Royal Dutch Shell PLC, ADR .......................          365,620
                                                                  --------------
                                                                       1,484,344
                                                                  --------------

             PERSONAL PRODUCTS - 1.0%
      2,697  Herbalife Ltd. ...................................          184,394
      2,709  Nu Skin Enterprises, Inc., Class A ...............           81,974
                                                                  --------------
                                                                         266,368
                                                                  --------------



                      See Notes to Financial Statements                  Page 23

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2010



  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             PHARMACEUTICALS - 4.4%
      7,814  GlaxoSmithKline PLC, ADR .........................   $      306,465
     21,470  Merck & Co., Inc. ................................          773,779
      5,880  Warner Chilcott PLC, Class A (b)..................          132,653
                                                                  --------------
                                                                       1,212,897
                                                                  --------------

             PROFESSIONAL SERVICES - 0.1%
        338  Dun & Bradstreet (The) Corp. .....................           27,746
                                                                  --------------

             REAL ESTATE INVESTMENT TRUSTS
               (REITS) - 0.3%
      2,177  Plum Creek Timber Co., Inc. ......................           81,529
                                                                  --------------

             SOFTWARE - 4.6%
     19,766  Lawson Software, Inc. (b).........................          182,836
     32,183  Microsoft Corp. ..................................          898,549
      4,849  Progress Software Corp. (b).......................          205,210
                                                                  --------------
                                                                       1,286,595
                                                                  --------------

             SPECIALTY RETAIL - 6.1%
      2,327  Big 5 Sporting Goods Corp. .......................           35,533
      3,185  Dress Barn (The), Inc. (b)........................           84,148
      1,521  DSW, Inc., Class A (b)............................           59,471
      2,821  Genesco, Inc. (b).................................          105,759
      4,029  Guess?, Inc. .....................................          190,652
      3,503  Hibbett Sports, Inc. (b)..........................          129,261
      2,793  J. Crew Group, Inc. (b)...........................          120,490
      1,174  Jo-Ann Stores, Inc. (b)...........................           70,698
      3,363  Jos. A. Bank Clothiers, Inc. (b)..................          135,596
      6,483  Men's Wearhouse (The), Inc. ......................          161,946
      4,667  TJX (The) Cos., Inc. .............................          207,168
     11,372  Urban Outfitters, Inc. (b)........................          407,232
                                                                  --------------
                                                                       1,707,954
                                                                  --------------
             TEXTILES, APPAREL & LUXURY
               GOODS - 1.8%
      3,554  Coach, Inc. ......................................          196,572
      4,129  Culp, Inc. (b)....................................           42,777
      1,657  Deckers Outdoor Corp. (b).........................          132,129
      1,460  Steven Madden Ltd. (b)............................           60,911
      3,005  True Religion Apparel, Inc. (b)...................           66,891
                                                                  --------------
                                                                         499,280
                                                                  --------------

             TOBACCO - 2.5%
        711  Lorillard, Inc. ..................................           58,344
      8,643  Philip Morris International, Inc. ................          505,875
      3,071  Universal Corp. ..................................          124,990
                                                                  --------------
                                                                         689,209
                                                                  --------------

Page 24                See Notes to Financial Statements

TARGET MANAGED VIP PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             TRADING COMPANIES & DISTRIBUTORS - 1.0%
      5,239  WESCO International, Inc. (b).....................   $      276,619
                                                                  --------------

             WIRELESS TELECOMMUNICATION
               SERVICES - 4.1%
     11,169  NII Holdings, Inc. (b)............................          498,808
      8,525  Syniverse Holdings, Inc. (b)......................          262,996
     14,380  Vodafone Group PLC, ADR ..........................          380,063
                                                                  --------------
                                                                       1,141,867
                                                                  --------------

             TOTAL INVESTMENTS - 98.3%.........................       27,377,571
             (Cost $23,385,005) (c)

             NET OTHER ASSETS AND LIABILITIES - 1.7%...........          462,749
                                                                  --------------
             NET ASSETS - 100.0%...............................   $   27,840,320
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $23,385,005. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $4,936,622 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $944,056.

ADR   American Depositary Receipt



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                             LEVEL 2          LEVEL 3
                                             TOTAL          LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                            VALUE AT        QUOTED         OBSERVABLE      UNOBSERVABLE
                                           12/31/2010       PRICES           INPUTS           INPUTS
                                          -------------   --------------   -----------     ------------
Common Stocks*..........................  $ 27,377,571    $  27,377,571    $        --     $         --
                                          =============   ==============   ===========     ============


* See the Portfolio of Investments for industry breakout.




                       See Notes to Financial Statements                 Page 25

THE DOW(R) DART 10 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 98.9%

             CHEMICALS - 12.9%
     17,588  E.I. Du Pont de Nemours & Co. ....................   $      877,290
                                                                  --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 19.2%
     21,149  AT&T, Inc. .......................................          621,358
     19,180  Verizon Communications, Inc. .....................          686,260
                                                                  --------------
                                                                       1,307,618
                                                                  --------------

             FOOD & STAPLES RETAILING - 8.7%
     11,027  Wal-Mart Stores, Inc. ............................          594,686
                                                                  --------------

             HOTELS, RESTAURANTS & LEISURE - 10.8%
      9,524  McDonald's Corp. .................................          731,062
                                                                  --------------

             HOUSEHOLD PRODUCTS - 9.2%
      9,761  Procter & Gamble (The) Co. .......................          627,925
                                                                  --------------

             INSURANCE - 9.8%
     11,916  Travelers (The) Cos., Inc. .......................          663,840
                                                                  --------------

             OIL, GAS & CONSUMABLE FUELS - 19.7%
      7,713  Chevron Corp. ....................................          703,811
      8,708  Exxon Mobil Corp. ................................          636,729
                                                                  --------------
                                                                       1,340,540
                                                                  --------------

             PHARMACEUTICALS - 8.6%
     16,160  Merck & Co., Inc. ................................          582,407
                                                                  --------------

             TOTAL INVESTMENTS - 98.9%.........................        6,725,368
             (Cost $6,068,550) (b)

             NET OTHER ASSETS AND LIABILITIES - 1.1%...........          71,407
                                                                  --------------
             NET ASSETS - 100.0%...............................   $    6,796,775
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $6,068,550. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $664,520 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $7,702.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                       -------------   --------------   ------------     ------------
Common Stocks*.......................................  $  6,725,368    $   6,725,368    $         --     $         --
                                                       =============   ==============   ============     ============


* See the Portfolio of Investments for industry breakout.


Page 26                See Notes to Financial Statements

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 98.7%

             CHEMICALS - 6.1%
     36,816  Sensient Technologies Corp. ......................   $    1,352,252
                                                                  --------------

             COMMERCIAL BANKS - 21.9%
     38,544  BB&T Corp. .......................................        1,013,322
    142,567  F.N.B. Corp. .....................................        1,400,008
     43,209  Trustmark Corp. ..................................        1,073,312
     47,822  United Bankshares, Inc. ..........................        1,396,402
                                                                  --------------
                                                                       4,883,044
                                                                  --------------

             ELECTRIC UTILITIES - 10.1%
     37,430  Northeast Utilities ..............................        1,193,269
     29,755  Unisource Energy Corp. ...........................        1,066,419
                                                                  --------------
                                                                       2,259,688
                                                                  --------------

             FOOD PRODUCTS - 5.1%
     35,834  Kraft Foods, Inc., Class A .......................        1,129,129
                                                                  --------------

             INSURANCE - 14.7%
     32,269  Allstate Corp. ...................................        1,028,736
     37,288  Cincinnati Financial Corp. .......................        1,181,656
     24,802  Mercury General Corp. ............................        1,066,734
                                                                  --------------
                                                                       3,277,126
                                                                  --------------

             MULTI-UTILITIES - 18.2%
     22,215  DTE Energy Co. ...................................        1,006,784
     62,991  NiSource, Inc. ...................................        1,109,902
     21,698  PG&E Corp. .......................................        1,038,032
     17,319  Sempra Energy ....................................          908,901
                                                                  --------------
                                                                       4,063,619
                                                                  --------------

             THRIFTS & MORTGAGE FINANCE - 18.7%
     78,686  Astoria Financial Corp. ..........................        1,094,522
     70,217  First Niagara Financial Group, Inc. ..............          981,633
     67,895  New York Community Bancorp, Inc. .................        1,279,821
     58,676  People's United Financial, Inc. ..................          822,051
                                                                  --------------
                                                                       4,178,027
                                                                  --------------

             TOBACCO - 3.9%
     21,104  Universal Corp. ..................................          858,933
                                                                  --------------

             TOTAL INVESTMENTS - 98.7%.........................       22,001,818
             (Cost $19,805,207) (b)

             NET OTHER ASSETS AND LIABILITIES - 1.3%...........          278,882
                                                                  --------------
             NET ASSETS - 100.0%...............................   $   22,280,700
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $19,805,207. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,446,329 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $249,718.



                       See Notes to Financial Statements                 Page 27

THE DOW(R) TARGET DIVIDEND PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2010


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                        ------------   --------------   ------------     ------------
Common Stocks*.......................................  $ 22,001,818    $  22,001,818    $         --     $         --
                                                       =============   ==============   ============     ============


* See the Portfolio of Investments for industry breakout.



Page 28                See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 99.6%

             CHINA - 19.0%
  4,479,000  Bank of China Ltd. ...............................   $    2,362,589
  2,806,000  Industrial & Commercial Bank of China Ltd. .......        2,090,208
  1,892,000  PetroChina Co., Ltd., H Shares ...................        2,473,080
                                                                  --------------
                                                                       6,925,877
                                                                  --------------

             HONG KONG - 16.7%
  1,467,000  CNOOC Ltd. .......................................        3,480,281
    414,000  Hongkong Electric Holdings Ltd. ..................        2,609,875
                                                                  --------------
                                                                       6,090,156
                                                                  --------------

             UNITED KINGDOM - 30.8%
    390,563  BAE Systems PLC ..................................        2,009,444
    460,921  Man Group PLC ....................................        2,127,106
    349,656  Marks & Spencer Group PLC ........................        2,011,585
    320,485  Tate & Lyle PLC ..................................        2,588,263
    977,429  Vodafone Group PLC ...............................        2,526,624
                                                                  --------------
                                                                      11,263,022
                                                                  --------------

             UNITED STATES - 33.1%
     79,602  AT&T, Inc. .......................................        2,338,707
     77,389  Home Depot (The), Inc. ...........................        2,713,258
    109,487  Intel Corp. ......................................        2,302,512
     82,006  Kraft Foods, Inc., Class A .......................        2,584,009
    121,856  Pfizer, Inc. .....................................        2,133,697
                                                                  --------------
                                                                      12,072,183
                                                                  --------------

             TOTAL INVESTMENTS - 99.6%.........................       36,351,238
             (Cost $34,845,966) (b)

             NET OTHER ASSETS AND LIABILITIES - 0.4%...........          137,872
                                                                  --------------
             NET ASSETS - 100.0%...............................   $   36,489,110
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Aggregate cost for federal income tax purposes is $34,845,966. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $2,825,105 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $1,319,833.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                        ------------   --------------  -------------     ------------

Common Stocks* ......................................  $ 36,351,238    $  36,351,238    $         --     $         --
                                                       =============   ==============   ============     ============


*See the Portfolio of Investments for country breakout.



                       See Notes to Financial Statements                 Page 29

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010



INDUSTRY DIVERSIFICATION AS A PERCENTAGE OF NET ASSETS:

      Oil, Gas & Consumable Fuels...........................  16.3%
      Food Products.........................................  14.2
      Commercial Banks......................................  12.2
      Specialty Retail......................................   7.4
      Electric Utilities....................................   7.2
      Wireless Telecommunication Services...................   6.9
      Diversified Telecommunication Services................   6.4
      Semiconductors & Semiconductor Equipment..............   6.3
      Pharmaceuticals.......................................   5.9
      Capital Markets.......................................   5.8
      Multiline Retail......................................   5.5
      Aerospace & Defense...................................   5.5
      Net Other Assets and Liabilities......................   0.4
                                                             ------
                                                             100.0%
                                                             ------




Page 30                See Notes to Financial Statements

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 96.9%

             AEROSPACE & DEFENSE - 8.7%
     10,511  United Technologies Corp. ........................   $      827,426
                                                                  --------------

             CAPITAL MARKETS - 11.8%
      6,143  Franklin Resources, Inc. .........................          683,163
      6,838  T. Rowe Price Group, Inc. ........................          441,324
                                                                  --------------
                                                                       1,124,487
                                                                  --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.8%
      1,517  Amphenol Corp., Class A ..........................           80,067
                                                                  --------------

             ENERGY EQUIPMENT & SERVICES - 10.1%
      3,023  FMC Technologies, Inc. (b)........................          268,775
     10,319  National Oilwell Varco, Inc. .....................          693,953
                                                                  --------------
                                                                         962,728
                                                                  --------------

             FOOD PRODUCTS - 1.2%
      1,830  Mead Johnson Nutrition Co. .......................          113,917
                                                                  --------------

             GAS UTILITIES - 0.3%
      1,391  Questar Corp. ....................................           24,217
                                                                  --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 9.3%
     10,262  Baxter International, Inc. .......................          519,462
      6,760  Stryker Corp. ....................................          363,012
                                                                  --------------
                                                                         882,474
                                                                  --------------

             INTERNET & CATALOG RETAIL - 4.1%
        968  priceline.com, Inc. (b)...........................          386,764
                                                                  --------------

             IT SERVICES - 18.9%
     11,793  International Business Machines Corp. ............        1,730,741
      1,531  Teradata Corp. (b)................................           63,016
                                                                  --------------
                                                                       1,793,757
                                                                  --------------

             LIFE SCIENCES TOOLS & SERVICES - 1.3%
      1,603  Waters Corp. (b)..................................          124,569
                                                                  --------------

             MACHINERY - 0.8%
        629  Flowserve Corp. ..................................           74,989
                                                                  --------------

             MULTI-UTILITIES - 2.4%
      3,972  Public Service Enterprise Group, Inc. ............          126,349
      1,943  Sempra Energy ....................................          101,969
                                                                  --------------
                                                                         228,318
                                                                  --------------

             OIL, GAS & CONSUMABLE FUELS - 4.9%
      6,589  Peabody Energy Corp. .............................          421,564
      1,293  QEP Resources, Inc. ..............................           46,949
                                                                  --------------
                                                                         468,513
                                                                  --------------

             PROFESSIONAL SERVICES - 0.5%
        584  Dun & Bradstreet (The) Corp. .....................           47,941
                                                                  --------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.7%
      4,348  Plum Creek Timber Co., Inc. ......................          162,833
                                                                  --------------


                       See Notes to Financial Statements                 Page 31

S&P(R) TARGET 24 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             SPECIALTY RETAIL - 4.3%
      9,166  TJX (The) Cos., Inc. .............................   $      406,879
                                                                  --------------

             TEXTILES, APPAREL & LUXURY GOODS - 4.1%
      6,957  Coach, Inc. ......................................          384,792
                                                                  --------------

             TOBACCO - 11.7%
      1,430  Lorillard, Inc. ..................................          117,346
     16,966  Philip Morris International, Inc. ................          993,020
                                                                  --------------
                                                                       1,110,366
                                                                  --------------

             TOTAL INVESTMENTS - 96.9%.........................        9,205,037
             (Cost $7,958,728) (c)

             NET OTHER ASSETS AND LIABILITIES - 3.1%...........          290,540
                                                                  --------------
             NET ASSETS - 100.0%...............................   $    9,495,577
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $7,958,728. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,313,934 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $67,625.


VALUATION INPUTS

A summary of the inputs used to value the Portfolio's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):


                                                                               LEVEL 2          LEVEL 3
                                              TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                             VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                            12/31/2010         PRICES          INPUTS           INPUTS
                                            ------------   --------------  -------------     ------------
Common Stocks*...........................  $  9,205,037    $   9,205,037    $        --       $       --
                                           =============   ==============   ============     ============


* See the Portfolio of Investments for industry breakout.



Page 32                See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 97.6%

             CONSTRUCTION & ENGINEERING - 3.6%
      7,984  Foster Wheeler AG (b).............................   $      275,608
                                                                  --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 4.7%
      1,414  Intuitive Surgical, Inc. (b)......................          364,459
                                                                  --------------

             HEALTH CARE TECHNOLOGY - 6.3%
      5,095  Cerner Corp. (b)..................................          482,700
                                                                  --------------

             HOUSEHOLD DURABLES - 5.0%
     12,356  Garmin Ltd. ......................................          382,912
                                                                  --------------

             INTERNET & CATALOG RETAIL - 10.0%
      1,936  priceline.com, Inc. (b)...........................          773,529
                                                                  --------------

             INTERNET SOFTWARE & SERVICES - 13.0%
     10,398  Baidu, Inc., ADR (b)..............................        1,003,719
                                                                  --------------

             IT SERVICES - 16.7%
      9,517  Cognizant Technology Solutions Corp., Class A (b).          697,501
      7,767  Infosys Technologies Ltd., ADR ...................          590,913
                                                                  --------------
                                                                       1,288,414
                                                                  --------------

             MACHINERY - 7.2%
      6,361  Joy Global, Inc. .................................          551,817
                                                                  --------------

             MEDIA - 10.6%
     12,961  DISH Network Corp., Class A ......................          254,813
     20,749  Virgin Media, Inc. ...............................          565,203
                                                                  --------------
                                                                         820,016
                                                                  --------------

             PHARMACEUTICALS - 4.5%
     15,211  Warner Chilcott PLC, Class A (b)..................          343,160
                                                                  --------------

             SOFTWARE - 5.1%
     13,978  Microsoft Corp. ..................................          390,266
                                                                  --------------

             SPECIALTY RETAIL - 4.9%
     10,546  Urban Outfitters, Inc. (b)........................          377,652
                                                                  --------------

             WIRELESS TELECOMMUNICATION SERVICES - 6.0%
     10,299  NII Holdings, Inc. (b)............................          459,953
                                                                  --------------

             TOTAL INVESTMENTS - 97.6%.........................        7,514,205
             (Cost $6,518,604) (c)

             NET OTHER ASSETS AND LIABILITIES - 2.4%...........          187,861
                                                                  --------------
             NET ASSETS - 100.0%...............................    $   7,702,066
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $6,518,604. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,086,076 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $90,475


ADR   American Depositary Receipt



                       See Notes to Financial Statements                 Page 33

NASDAQ(R) TARGET 15 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a) (CONTINUED)
DECEMBER 31, 2010


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                           LEVEL 2          LEVEL 3
                                                          TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                                         VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                                        12/31/2010         PRICES          INPUTS           INPUTS
                                                        ------------   --------------  -------------     ------------
Common Stocks*.......................................  $  7,514,205    $   7,514,205    $        --      $        --
                                                       =============   ==============   ============     ============


* See the Portfolio of Investments for industry breakout.






Page 34                See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - 98.5%

             AEROSPACE & DEFENSE - 1.0%
        754  Esterline Technologies Corp. (b)..................   $       51,717
        629  Triumph Group, Inc. ..............................           56,239
                                                                  --------------
                                                                         107,956
                                                                  --------------

             AIRLINES - 0.3%
      1,810  SkyWest, Inc. ....................................           28,272
                                                                  --------------

             AUTO COMPONENTS - 0.2%
        659  Fuel Systems Solutions, Inc. (b)..................           19,361
                                                                  --------------

             AUTOMOBILES - 0.4%
        697  Daimler AG (b)....................................           47,103
                                                                  --------------

             BUILDING PRODUCTS - 0.3%
      2,500  Griffon Corp. (b).................................           31,850
                                                                  --------------

             CAPITAL MARKETS - 0.9%
        755  Credit Suisse Group AG, ADR ......................           30,510
        565  Deutsche Bank AG .................................           29,408
      2,392  UBS AG (b)........................................           39,396
                                                                  --------------
                                                                          99,314
                                                                  --------------

             CHEMICALS - 2.3%
        466  NewMarket Corp. ..................................           57,490
      5,222  Sensient Technologies Corp. ......................          191,804
                                                                  --------------
                                                                         249,294
                                                                  --------------

             COMMERCIAL BANKS - 12.6%
        712  Bank of Montreal .................................           40,990
      2,122  Barclays PLC, ADR ................................           35,056
      5,466  BB&T Corp. .......................................          143,701
      1,579  Community Bank System, Inc. ......................           43,849
     20,216  F.N.B. Corp. .....................................          198,521
        651  HSBC Holdings PLC, ADR ...........................           33,227
      3,258  International Bancshares Corp. ...................           65,258
     11,322  Lloyds Banking Group PLC, ADR (b).................           46,533
      7,511  Mitsubishi UFJ Financial Group, Inc., ADR ........           40,635
     10,347  Mizuho Financial Group, Inc., ADR ................           38,801
      7,163  National Bank of Greece S.A., ADR (b).............           12,034
      3,009  PacWest Bancorp ..................................           64,332
      3,922  Royal Bank of Scotland Group PLC, ADR (b).........           48,319
      1,764  S&T Bancorp, Inc. ................................           39,849
        602  Toronto-Dominion Bank (The) ......................           44,735
      8,850  Trustmark Corp. ..................................          219,834
      6,781  United Bankshares, Inc. ..........................          198,005
      1,013  Wintrust Financial Corp. .........................           33,459
                                                                  --------------
                                                                       1,347,138
                                                                  --------------

             COMMUNICATIONS EQUIPMENT - 0.4%
      1,069  Black Box Corp. ..................................           40,932
                                                                  --------------



                       See Notes to Financial Statements                 Page 35

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             COMPUTERS & PERIPHERALS - 2.2%
      6,823  Western Digital Corp. (b)                            $      231,300
                                                                  --------------

             CONSTRUCTION & ENGINEERING - 0.5%
      1,379  URS Corp. (b).....................................           57,380
                                                                  --------------

             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.4%
      2,855  China Unicom (Hong Kong), Ltd., ADR ..............           40,684
      2,516  Deutsche Telekom AG, ADR .........................           32,205
      1,862  Nippon Telegraph & Telephone Corp., ADR ..........           42,714
      2,404  Telecom Italia SpA, ADR ..........................           31,108
                                                                  --------------
                                                                         146,711
                                                                  --------------

             ELECTRIC UTILITIES - 6.7%
      3,139  Great Plains Energy, Inc. ........................           60,865
      2,920  Hawaiian Electric Industries, Inc. ...............           66,547
      1,907  IDACORP, Inc. ....................................           70,521
      5,308  Northeast Utilities ..............................          169,219
      4,938  NV Energy, Inc. ..................................           69,379
      4,854  PNM Resources, Inc. ..............................           63,199
      4,220  Unisource Energy Corp. ...........................          151,244
      2,799  Westar Energy, Inc. ..............................           70,423
                                                                  --------------
                                                                         721,397
                                                                  --------------

             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.5%
      1,313  Tech Data Corp. (b)...............................           57,798
                                                                  --------------

             ENERGY EQUIPMENT & SERVICES - 1.7%
        799  Bristow Group, Inc. (b)...........................           37,832
      1,460  Gulf Island Fabrication, Inc. ....................           41,143
      1,915  Pride International, Inc. (b).....................           63,195
        409  SEACOR Holdings, Inc. (b).........................           41,346
                                                                  --------------
                                                                         183,516
                                                                  --------------

             FOOD PRODUCTS - 1.5%
      5,080  Kraft Foods, Inc., Class A .......................          160,071
                                                                  --------------

             GAS UTILITIES - 0.6%
      2,078  Atmos Energy Corp. ...............................           64,834
                                                                  --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 3.7%
      1,178  Intuitive Surgical, Inc. (b)......................          303,629
      3,741  Symmetry Medical, Inc. (b)........................           34,604
      1,134  Teleflex, Inc. ...................................           61,021
                                                                  --------------
                                                                         399,254
                                                                  --------------

             HEALTH CARE PROVIDERS & SERVICES - 2.1%
      3,201  Kindred Healthcare, Inc. (b)......................           58,802
      1,870  LifePoint Hospitals, Inc. (b).....................           68,723
      1,336  Molina Healthcare, Inc. (b).......................           37,208
      2,511  Omnicare, Inc. ...................................           63,754
                                                                  --------------
                                                                         228,487
                                                                  --------------

             HOTELS, RESTAURANTS & LEISURE - 0.3%
      2,388  Marcus Corp. .....................................           31,689
                                                                  --------------


Page 36                See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             HOUSEHOLD DURABLES - 1.3%
      1,271  Sony Corp., ADR ..................................   $       45,387
      1,945  Tupperware Brands Corp. ..........................           92,718
                                                                  --------------
                                                                         138,105
                                                                  --------------

             INSURANCE - 8.5%
      4,575  Allstate Corp. ...................................          145,851
      2,459  American Financial Group, Inc. ...................           79,401
      1,558  AXA S.A., ADR ....................................           25,941
      5,289  Cincinnati Financial Corp. .......................          167,608
      1,361  Delphi Financial Group, Inc., Class A ............           39,251
      1,892  First American Financial Corp. ...................           28,267
      2,047  Manulife Financial Corp. .........................           35,167
      5,080  Mercury General Corp. ............................          218,491
        568  ProAssurance Corp. (b)............................           34,421
        849  Safety Insurance Group, Inc. .....................           40,387
      1,315  Tower Group, Inc. ................................           33,638
      2,739  Unitrin, Inc. ....................................           67,215
                                                                  --------------
                                                                         915,638
                                                                  --------------

             INTERNET & CATALOG RETAIL - 7.9%
      1,721  Netflix, Inc. (b).................................          302,380
      1,359  priceline.com, Inc. (b)...........................          542,988
                                                                  --------------
                                                                         845,368
                                                                  --------------

             INTERNET SOFTWARE & SERVICES - 0.3%
      3,679  InfoSpace, Inc. (b)...............................           30,536
                                                                  --------------

             IT SERVICES - 7.4%
      9,082  Cognizant Technology Solutions Corp.,
               Class A (b).....................................          665,620
      1,892  CoreLogic, Inc. ..................................           35,040
      1,318  Unisys Corp. (b)..................................           34,123
      1,168  Wright Express Corp. (b)..........................           53,728
                                                                  --------------
                                                                         788,511
                                                                  --------------

             MEDIA - 0.6%
      2,027  Scholastic Corp. .................................           59,877
                                                                  --------------

             METALS & MINING - 0.3%
        806  ArcelorMittal ....................................           30,733
                                                                  --------------

             MULTI-UTILITIES - 5.7%
      3,150  DTE Energy Co. ...................................          142,758
      8,932  NiSource, Inc. ...................................          157,382
      3,078  PG&E Corp. .......................................          147,252
      2,455  Sempra Energy ....................................          128,838
      1,120  Veolia Environnement, ADR ........................           32,883
                                                                  --------------
                                                                         609,113
                                                                  --------------

             OIL, GAS & CONSUMABLE FUELS - 2.0%
      1,147  EnCana Corp. .....................................           33,401
      3,999  Patriot Coal Corp. (b)............................           77,460



                       See Notes to Financial Statements                 Page 37

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS - (CONTINUED)
      1,382  Repsol YPF S.A., ADR .............................   $       38,613
      2,696  Southern Union Co. ...............................           64,893
                                                                  --------------
                                                                         214,367
                                                                  --------------

             PERSONAL PRODUCTS - 1.7%
      1,875  Herbalife Ltd. ...................................          128,194
      1,928  Nu Skin Enterprises, Inc., Class A ...............           58,341
                                                                  --------------
                                                                         186,535
                                                                  --------------

             PROFESSIONAL SERVICES - 0.5%
      4,312  On Assignment, Inc. (b)...........................           35,143
      1,267  School Specialty, Inc. (b)........................           17,649
                                                                  --------------
                                                                          52,792
                                                                  --------------

             REAL ESTATE INVESTMENT TRUSTS (REITS) - 1.9%
      1,941  BioMed Realty Trust, Inc. ........................           36,200
      2,629  Extra Space Storage, Inc. ........................           45,745
      2,608  Hospitality Properties Trust .....................           60,088
      1,458  National Retail Properties, Inc. .................           38,637
      1,445  Parkway Properties, Inc. .........................           25,316
                                                                  --------------
                                                                         205,986
                                                                  --------------

             SPECIALTY RETAIL - 7.7%
      1,603  Big 5 Sporting Goods Corp. .......................           24,478
      2,166  Cabela's, Inc. (b)................................           47,111
      2,243  Dress Barn (The), Inc. (b)........................           59,260
      1,047  DSW, Inc., Class A (b)............................           40,938
      1,041  Group 1 Automotive, Inc. (b)......................           43,472
      2,841  Guess?, Inc. .....................................          134,436
      1,975  J. Crew Group, Inc. (b)...........................           85,201
        825  Jo-Ann Stores, Inc. (b)...........................           49,681
      3,415  Rent-A-Center, Inc. (b)...........................          110,236
      2,399  Stage Stores, Inc. ...............................           41,599
      5,201  Urban Outfitters, Inc. (b)........................          186,248
                                                                  --------------
                                                                         822,660
                                                                  --------------

             TEXTILES, APPAREL & LUXURY GOODS  - 2.0%
      2,840  Culp, Inc. (b)....................................           29,422
      1,137  Deckers Outdoor Corp. (b).........................           90,664
      2,435  Iconix Brand Group, Inc. (b)......................           47,020
      1,005  Steven Madden Ltd. (b)............................           41,929
                                                                  --------------
                                                                         209,035
                                                                  --------------

             THRIFTS & MORTGAGE FINANCE - 6.3%
     11,157  Astoria Financial Corp. ..........................          155,194
      9,957  First Niagara Financial Group, Inc. ..............          139,199
     13,907  New York Community Bancorp, Inc. .................          262,147
      8,320  People's United Financial, Inc....................          116,563
                                                                  --------------
                                                                         673,103
                                                                  --------------

             TOBACCO - 1.6%
      4,324  Universal Corp. ..................................          175,987
                                                                  --------------


Page 38                 See Notes to Financial Statements

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS - (CONTINUED)

             WIRELESS TELECOMMUNICATION SERVICES - 3.2%
      5,084  NII Holdings, Inc. (b)............................   $      227,052
      2,639  NTT DoCoMo, Inc., ADR ............................           45,971
      1,798  Telephone & Data Systems, Inc. ...................           65,717
                                                                  --------------
                                                                         338,740
                                                                  --------------

             TOTAL INVESTMENTS - 98.5%.........................       10,550,743
             (Cost $9,130,256) (c)

             NET OTHER ASSETS AND LIABILITIES - 1.5%...........          164,729
                                                                  --------------
             NET ASSETS - 100.0%...............................   $   10,715,472
                                                                  ==============

__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $9,130,256. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $1,690,593 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $270,106.

ADR   American Depositary Receipt



VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                      LEVEL 2         LEVEL 3
                                                     TOTAL            LEVEL 1       SIGNIFICANT     SIGNIFICANT
                                                    VALUE AT          QUOTED        OBSERVABLE     UNOBSERVABLE
                                                   12/31/2010         PRICES          INPUTS          INPUTS
                                                   -------------   --------------  ------------    ------------
Common Stocks*..................................  $  10,550,743   $  10,550,743    $        --     $        --
                                                  ==============   ==============  ============    ============

* See the Portfolio of Investments for industry breakout.




                       See Notes to Financial Statements                 Page 39

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010


  SHARES                         DESCRIPTION                          VALUE
-----------  --------------------------------------------------   --------------

 COMMON STOCKS  - 98.2%

             AUTO COMPONENTS - 0.7%
      2,942  Fuel Systems Solutions, Inc. (b)..................   $       86,436
                                                                  --------------

             CHEMICALS - 2.5%
      2,542  NewMarket Corp. ..................................          313,607
                                                                  --------------

             COMPUTERS & PERIPHERALS - 4.5%
     16,863  Western Digital Corp. (b).........................          571,656
                                                                  --------------

             HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
      2,464  Intuitive Surgical, Inc. (b)......................          635,096
                                                                  --------------

             HOUSEHOLD DURABLES - 4.0%
     10,586  Tupperware Brands Corp. ..........................          504,635
                                                                  --------------

             INTERNET & CATALOG RETAIL - 23.8%
      9,376  Netflix, Inc. (b).................................        1,647,363
      3,371  priceline.com, Inc. (b)...........................        1,346,883
                                                                  --------------
                                                                       2,994,246
                                                                  --------------

             IT SERVICES - 13.4%
     16,573  Cognizant Technology Solutions Corp., Class A (b).        1,214,635
      7,174  Unisys Corp. (b)..................................          185,735
      6,369  Wright Express Corp. (b)..........................          292,974
                                                                  --------------
                                                                       1,693,344
                                                                  --------------

             PERSONAL PRODUCTS - 8.1%
     10,213  Herbalife Ltd. ...................................          698,263
     10,517  Nu Skin Enterprises, Inc., Class A ...............          318,244
                                                                  --------------
                                                                       1,016,507
                                                                  --------------

             SPECIALTY RETAIL - 22.1%
      5,757  Big 5 Sporting Goods Corp. .......................           87,909
     12,228  Dress Barn (The), Inc. (b)........................          323,064
      3,767  DSW, Inc., Class A (b)............................          147,290
     15,440  Guess?, Inc. .....................................          730,621
     10,755  J. Crew Group, Inc. (b)...........................          463,971
      4,498  Jo-Ann Stores, Inc. (b)...........................          270,869
     21,227  Urban Outfitters, Inc. (b)........................          760,139
                                                                  --------------
                                                                       2,783,863
                                                                  --------------

             TEXTILES, APPAREL & LUXURY GOODS - 6.3%
     10,213  Culp, Inc. (b)....................................          105,807
      6,213  Deckers Outdoor Corp. (b).........................          495,424
      4,585  Steven Madden Ltd. (b)............................          191,286
                                                                  --------------
                                                                         792,517
                                                                  --------------

             WIRELESS TELECOMMUNICATION SERVICES - 7.8%
     22,020  NII Holdings, Inc. (b)............................          983,413
                                                                  --------------

             TOTAL INVESTMENTS - 98.2%.........................       12,375,320
             (Cost $9,401,125) (c)

             NET OTHER ASSETS AND LIABILITIES - 1.8%...........          226,897
                                                                  --------------
             NET ASSETS - 100.0%...............................   $   12,602,217
                                                                  ==============



Page 40                See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
PORTFOLIO OF INVESTMENTS (a)
DECEMBER 31, 2010



__________________________________

(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b)   Non-income producing security.

(c) Aggregate cost for federal income tax purposes is $9,401,125. As of December 31, 2010, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $3,429,208 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $455,013.


VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of December 31, 2010 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                              LEVEL 2          LEVEL 3
                                             TOTAL            LEVEL 1       SIGNIFICANT      SIGNIFICANT
                                            VALUE AT          QUOTED        OBSERVABLE      UNOBSERVABLE
                                           12/31/2010         PRICES          INPUTS           INPUTS
                                           ------------   --------------   ------------    -------------
Common Stocks*..........................  $ 12,375,320    $  12,375,320    $        --     $         --
                                          =============   ==============   ============    =============

* See the Portfolio of Investments for industry breakout.





                       See Notes to Financial Statements                 Page 41

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010


                                                                                             THE DOW(R)      GLOBAL
                                                                 TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                               MANAGED VIP     DART 10       DIVIDEND       TARGET 15
                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
ASSETS:
Investments, at value (1)...................................  $ 27,377,571   $ 6,725,368   $ 22,001,818   $ 36,351,238
Cash........................................................       457,634        69,431        254,028             --
Prepaid expenses............................................         1,274           243          3,474          1,779
Receivables:
    Investment securities sold..............................            --            --             --        756,317
    Dividends...............................................        41,763         9,476         75,709        144,392
    Membership Interests purchased..........................        43,957        23,906          4,471             --
    From Investment Advisor.................................            --            --             --             --
    Interest................................................            12             8              8             10
                                                              ------------   -----------   ------------   ------------
     Total Assets...........................................    27,922,211     6,828,432     22,339,508     37,253,736
                                                              ------------   -----------   ------------   ------------

LIABILITIES:
Payables:
    Due to custodian........................................            --            --             --        644,314
    Investment securities purchased.........................            --            --             --             --
    Membership Interests redeemed...........................            --            --             --         31,752
    Membership Interest servicing fees......................        22,885         5,045         18,056         32,111
    Audit fees..............................................        17,000        17,000         17,000         17,000
    Licensing fees..........................................        14,183           934             --             --
    Investment advisory fees................................         9,456           686         10,255         17,387
    Printing fees...........................................         4,503         4,514          4,506          4,497
    12b-1 service fees......................................         5,899         1,441          4,693          8,096
    Custodian fees..........................................         4,428         1,204          1,693          4,449
    Administrative fees.....................................         1,911           467          1,521          2,623
    Legal fees..............................................         1,343           251          1,027          1,840
    Trustees' fees and expenses.............................             4            --             --              6
Other liabilities ..........................................           279           115             57            551
                                                              ------------   -----------   ------------   ------------
     Total Liabilities......................................        81,891        31,657         58,808        764,626
                                                              ------------   -----------   ------------   ------------
NET ASSETS..................................................  $ 27,840,320   $ 6,796,775   $ 22,280,700   $ 36,489,110
                                                              ============   ===========   ============   ============
(1) Investments, at cost....................................  $ 23,385,005   $ 6,068,550   $ 19,805,207   $ 34,845,966
                                                              ============   ===========   ============   ============

NET ASSETS CONSIST OF:
Paid-in capital.............................................  $  5,111,499   $ 4,707,928   $ 27,634,377   $21,755,324
Accumulated net investment income (loss)....................     3,648,398     1,410,354      6,551,622    12,156,346
Accumulated net realized gain (loss) on investments
   and foreign currency transactions........................    15,087,857        21,675    (14,101,910)    1,070,506
Net unrealized appreciation (depreciation) on investments
   and foreign currency translation.........................     3,992,566       656,818      2,196,611     1,506,934
                                                               -----------   -----------   ------------   -----------
NET ASSETS..................................................  $ 27,840,320   $ 6,796,775   $ 22,280,700   $36,489,110
                                                              ============   ===========   ============   ===========

NET ASSET VALUE, offering price and redemption price of

   Membership Interests outstanding (Net Assets /
   Membership Interests outstanding)........................  $       9.53   $     10.11   $       9.32   $     21.22
                                                              ============   ===========   ============   ===========
Number of Membership Interests outstanding..................     2,921,467       672,359      2,391,437     1,719,660
                                                              ============   ===========   ============   ===========


Page 42                 See Notes to Financial Statements

                               FIRST TRUST      VALUE
    S&P(R)      NASDAQ(R)        TARGET        LINE(R)
  TARGET 24     TARGET 15      FOCUS FOUR     TARGET 25
  PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   -----------    ------------   -----------


 $ 9,205,037   $ 7,514,205    $10,550,743    $12,375,320
     857,200       115,885        194,520        232,636
         333           175            469            536

          --        74,880             --             --
      18,176            --         14,184          4,312
         664        26,490          1,164         36,080
          --           540             --             --
           7            15              3             11
 -----------   -----------    -----------    -----------
  10,081,417     7,732,190     10,761,083     12,648,895
 -----------   -----------    -----------    -----------


          --            --             --             --
     550,392            --             --             --
          --            --             --             --
       6,962         4,746          8,774          9,972
      17,000        17,000         17,000         17,000
          --            --          5,549          6,374
       2,097            --          1,818          2,845
       4,513         4,515          4,512          4,511
       1,873         1,467          2,302          2,725
       1,878         1,533          3,893          1,641
         607           476            746            883
         368           226            496            548
          --             2              2              2
         150           159            519            177
 -----------   -----------   ------------    -----------
     585,840        30,124         45,611         46,678
 -----------   -----------   ------------    -----------
 $ 9,495,577   $ 7,702,066    $10,715,472    $12,602,217
 ===========   ===========    ===========    ===========

 $ 7,958,728   $ 6,518,604    $ 9,130,256    $ 9,401,125
 ===========   ===========    ===========    ===========



 $ 8,363,884   $11,002,685    $27,555,399    $13,225,293
     118,412      (425,409)        73,728     (1,162,249)

    (233,028)   (3,870,811)   (18,334,142)    (2,435,022)

   1,246,309       995,601      1,420,487      2,974,195
 -----------   -----------    -----------    -----------
 $ 9,495,577   $ 7,702,066    $10,715,472    $12,602,217
 ===========   ===========    ===========    ===========



 $      9.46   $      9.27    $      4.95    $      3.73
 ===========   ===========    ===========    ===========
   1,004,244       830,898      2,165,848      3,379,287
 ===========   ===========    ===========    ===========



                    See Notes to Financial Statements                  Page 43

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                             THE DOW(R)      GLOBAL
                                                                 TARGET        THE DOW(R)      TARGET       DIVIDEND
                                                               MANAGED VIP      DART 10       DIVIDEND      TARGET 15
                                                                PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
                                                              ------------   -----------   ------------   ------------
INVESTMENT INCOME:
Dividends...................................................  $    662,360   $   202,601   $    961,789   $  1,660,802
Foreign withholding tax on dividend income..................       (27,646)           --             --        (35,589)
Interest....................................................           198            79            171            248
                                                              ------------   -----------   ------------   ------------
   Total investment income..................................       634,912       202,680        961,960      1,625,461
                                                              ------------   -----------   ------------   ------------
EXPENSES:
Investment advisory fees....................................       167,352        32,764        136,271        234,220
Membership Interest servicing fees..........................        97,391        19,010         79,376        136,325
12b-1 service fees..........................................        69,730        13,652         56,780         97,592
Custodian fees..............................................        29,157         6,779         11,111         27,618
Licensing fees..............................................        28,696         1,636         10,000             --
Administration fees.........................................        22,593         4,423         18,396         31,620
Audit fees..................................................        17,000        17,000         17,000         17,000
Printing fees...............................................         9,737         9,737          9,737          9,737
Legal fees..................................................         9,667         1,816          8,511         13,132
Trustees' fees and expenses.................................         8,474         1,708          7,062         11,800
Other.......................................................        12,982         5,602          8,158         19,561
                                                              ------------   -----------   ------------   ------------
   Total expenses...........................................       472,779       114,127        362,402        598,605
   Fees waived or expenses reimbursed by the
      investment advisor....................................       (62,766)      (33,855)       (28,538)       (24,765)
                                                              ------------   -----------   ------------   ------------
Net expenses................................................       410,013        80,272        333,864        573,840
                                                              ------------   -----------   ------------   ------------
NET INVESTMENT INCOME (LOSS)................................       224,899       122,408        628,096      1,051,621
                                                              ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments..............................................     1,899,883       559,682      1,782,485      1,358,943
   Foreign currency transactions............................            --            --             --         14,163
                                                              ------------   -----------   ------------   ------------
Net realized gain (loss)....................................     1,899,883       559,682      1,782,485      1,373,106
                                                              ------------   -----------   ------------   ------------
Net change in unrealized appreciation (depreciation) on:
   Investments..............................................     2,439,952       143,699        990,055        380,874
   Foreign currency translation.............................            --            --             --           (939)
                                                              ------------   -----------   ------------   ------------
Net change in unrealized appreciation (depreciation)........     2,439,952       143,699        990,055        379,935
                                                              ------------   -----------   ------------   ------------
NET REALIZED AND UNREALIZED GAIN (LOSS).....................     4,339,835       703,381      2,772,540      1,753,041
                                                              ------------   -----------   ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS................................  $  4,564,734   $   825,789   $  3,400,636   $  2,804,662
                                                              ============   ===========   ============   ============


Page 44                See Notes to Financial Statements

                               FIRST TRUST      VALUE
    S&P(R)      NASDAQ(R)        TARGET        LINE(R)
  TARGET 24     TARGET 15      FOCUS FOUR     TARGET 25
  PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
------------   -----------    ------------   -----------

 $   154,582   $   119,292    $   250,295    $    73,714
          --            --         (3,298)            --
          83            84            109             92
 -----------   -----------    -----------    -----------
     154,665       119,376        247,106         73,806
 -----------   -----------    -----------    -----------

      48,149        23,960         63,976         67,927
      27,979        13,852         37,241         39,455
      20,062         9,983         26,657         28,303
      11,081         8,604         24,281          9,322
       5,000         5,000          8,877         11,613
       6,500         3,234          8,637          9,170
      17,000        17,000         17,000         17,000
       9,737         9,737          9,737          9,737
       2,875         1,319          4,022          3,826
       2,421         1,339          3,253          3,602
       5,610         5,573         10,218          7,120
 -----------   -----------    -----------    -----------
     156,414        99,601        213,899        207,075
     (38,449)      (40,900)       (67,821)       (40,655)
 -----------   -----------    -----------    -----------
     117,965        58,701        146,078        166,420
 -----------   -----------    -----------    -----------
      36,700        60,675        101,028        (92,614)
 -----------   -----------    -----------    -----------


     983,553       785,702      2,380,335        869,193
          --            --             --             --
 -----------   -----------    -----------    -----------
     983,553       785,702      2,380,335        869,193
 -----------   -----------    -----------    -----------

     287,594       362,475       (797,208)     2,249,028
          --            --             --             --
 -----------   -----------    -----------    -----------
     287,594       362,475       (797,208)     2,249,028
 -----------   -----------    -----------    -----------
   1,271,147     1,148,177      1,583,127      3,118,221
 -----------   -----------    -----------    -----------

 $ 1,307,847   $ 1,208,852    $ 1,684,155    $ 3,025,607
 ===========   ===========    ===========    ===========


                       See Notes to Financial Statements                 Page 45

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                               MANAGED VIP     DART 10       DIVIDEND       TARGET 15
                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss)................................  $    224,899   $   122,408   $    628,096   $  1,051,621
Net realized gain (loss)....................................     1,899,883       559,682      1,782,485      1,373,106
Net change in unrealized appreciation (depreciation)........     2,439,952       143,699        990,055        379,935
                                                               -----------   -----------   ------------   ------------
Net increase (decrease) in net assets resulting from operations  4,564,734       825,789      3,400,636      2,804,662
Net increase (decrease) in net assets from Membership Interest
  transactions..............................................    (7,873,139)      523,963     (3,676,476)   (13,200,656)
                                                               -----------   -----------   ------------   ------------
Net increase (decrease) in net assets.......................    (3,308,405)    1,349,752       (275,840)   (10,395,994)

NET ASSETS:
Beginning of period.........................................    31,148,725     5,447,023     22,556,540     46,885,104
                                                               -----------   -----------   ------------   ------------
End of period...............................................  $ 27,840,320   $ 6,796,775   $ 22,280,700   $ 36,489,110
                                                              ============   ===========   ============   ============
Accumulated net investment income (loss) at end of period...  $  3,648,398   $ 1,410,354   $  6,551,622   $ 12,156,346
                                                              ============   ===========   ============   ============




FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                                            THE DOW(R)       GLOBAL
                                                                 TARGET       THE DOW(R)      TARGET        DIVIDEND
                                                               MANAGED VIP     DART 10       DIVIDEND       TARGET 15
                                                                PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
                                                              ------------   -----------   ------------   ------------
OPERATIONS:
Net investment income (loss)................................  $    232,235   $   106,992   $    504,498   $    263,700
Net realized gain (loss)....................................   (22,513,066)   (2,341,892)   (12,440,896)   (20,382,539)
Net change in unrealized appreciation (depreciation)........    25,267,348     2,584,437     14,234,489     31,301,051
                                                              -------------  -----------    -----------     -----------
Net increase (decrease) in net assets resulting from operations  2,986,517       349,537      2,298,091     11,182,212
Net increase (decrease) in net assets from Membership Interest
  transactions..............................................    (4,118,986)   (1,983,304)      (110,302)      (360,605)
                                                              -------------  -----------    -----------     -----------
Net increase (decrease) in net assets.......................    (1,132,469)   (1,633,767)     2,187,789     10,821,607

NET ASSETS:
Beginning of period.........................................    32,281,194     7,080,790     20,368,751     36,063,497
                                                              -------------  -----------    -----------     -----------
End of period...............................................  $ 31,148,725   $ 5,447,023   $ 22,556,540   $ 46,885,104
                                                              ============   ===========   ============   ============
Accumulated net investment income (loss) at end of period...  $  3,423,499   $ 1,287,946   $  5,923,526   $ 11,104,725
                                                              ============   ===========   ============   ============



Page 46                See Notes to Financial Statements

                                FIRST TRUST      VALUE
     S&P(R)      NASDAQ(R)        TARGET        LINE(R)
   TARGET 24     TARGET 15      FOCUS FOUR     TARGET 25
   PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
 ------------   ------------   ------------   -----------

 $     36,700   $     60,675   $    101,028   $   (92,614)
      983,553        785,702      2,380,335       869,193
      287,594        362,475       (797,208)    2,249,028
  -----------   ------------   ------------   -----------
    1,307,847      1,208,852     1,684,155      3,025,607

   (1,104,546)     3,671,937     (2,173,079)   (1,634,416)
  -----------   ------------   ------------   -----------
      203,301      4,880,789       (488,924)    1,391,191


    9,292,276      2,821,277     11,204,396    11,211,026
  -----------   ------------   ------------   -----------
 $  9,495,577   $  7,702,066   $ 10,715,472   $12,602,217
 ============   ============   ============   ===========
 $    118,412   $   (425,409)  $     73,728   $(1,162,249)
 ============   ============   ============   ===========








                                FIRST TRUST      VALUE
     S&P(R)      NASDAQ(R)        TARGET        LINE(R)
   TARGET 24     TARGET 15      FOCUS FOUR     TARGET 25
   PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
 ------------   ------------   ------------   -----------

 $     70,974   $    (18,720)  $     70,065   $   (78,358)
   (1,747,561)      (967,614)    (2,068,088)  (15,352,910)
    2,651,595      1,364,557      4,485,104    16,070,750
 ------------   -------------  -------------  -----------
      975,008        378,223      2,487,081       639,482


      559,205       (733,794)     4,009,767    (4,614,843)
 ------------   -------------  -------------  -----------
    1,534,213       (355,571)     6,496,848    (3,975,361)


    7,758,063      3,176,848      4,707,548    15,186,387
 ------------   -------------  -------------  -----------
 $  9,292,276   $  2,821,277   $ 11,204,396   $11,211,026
 ============   ============   ============   ===========

 $     81,712   $   (486,084)  $    (27,300)  $(1,069,635)
 ============   ============   ============   ===========


                       See Notes to Financial Statements                 Page 47

FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
MEMBERSHIP INTEREST ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2010


                                                                              THE DOW(R)        GLOBAL
                                               TARGET         THE DOW(R)        TARGET         DIVIDEND
                                             MANAGED VIP       DART 10         DIVIDEND       TARGET 15
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            -------------   -------------   -------------   -------------
AMOUNT:
Sold.....................................   $   4,478,929   $   3,045,012   $   9,818,508   $   6,387,314
Redeemed.................................     (12,352,068)     (2,521,049)    (13,494,984)    (19,587,970)
                                            -------------   -------------   -------------   -------------
Net increase (decrease)..................   $  (7,873,139)  $     523,963   $  (3,676,476)  $ (13,200,656)
                                            =============   =============   =============   =============

MEMBERSHIP INTEREST:
Sold.....................................         529,774         327,823       1,147,679         323,484
Redeemed.................................      (1,504,273)       (284,478)     (1,575,247)     (1,027,520)
                                            -------------   -------------   -------------   -------------
Net increase (decrease)..................        (974,499)         43,345        (427,568)       (704,036)
                                            =============   =============   =============   =============




FIRST DEFINED PORTFOLIO FUND, LLC
STATEMENTS OF CHANGES IN NET ASSETS
MEMBERSHIP INTEREST ACTIVITY
FOR THE YEAR ENDED DECEMBER 31, 2009


                                                                              THE DOW(R)        GLOBAL
                                               TARGET         THE DOW(R)        TARGET         DIVIDEND
                                             MANAGED VIP       DART 10         DIVIDEND       TARGET 15
                                              PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
                                            -------------   -------------   -------------   -------------
AMOUNT:
Sold.....................................   $   8,235,090   $   1,591,888   $   8,423,668   $  14,800,807
Redeemed.................................     (12,354,076)     (3,575,192)     (8,533,970)    (15,161,412)
                                            -------------   --------------  -------------   -------------
Net increase (decrease)..................   $  (4,118,986)  $  (1,983,304)  $    (110,302)  $    (360,605)
                                            =============   =============   =============   =============


MEMBERSHIP INTEREST:
Sold.....................................       1,168,321         224,581       1,282,194         876,371
Redeemed.................................      (1,831,373)       (527,673)     (1,370,531)     (1,083,624)
                                            -------------   -------------   -------------   -------------
Net increase (decrease)..................        (663,052)       (303,092)        (88,337)       (207,253)
                                            =============   =============   =============   =============



Page 48                See Notes to Financial Statements

                                    FIRST TRUST        VALUE
     S&P(R)         NASDAQ(R)      TARGET FOCUS        LINE(R)
   TARGET 24        TARGET 15          FOUR          TARGET 25
   PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
 -------------    ------------     ------------    -------------

 $   3,167,035    $  5,707,099     $  4,121,790    $   1,708,040
    (4,271,581)     (2,035,162)      (6,294,869)      (3,342,456)
 -------------    ------------     ------------    -------------
 $  (1,104,546)   $  3,671,937     $ (2,173,079)   $  (1,634,416)
 =============    ============     ============    =============



       372,682         686,395          917,024          523,087
      (539,843)       (252,078)      (1,442,739)      (1,069,306)
 -------------    ------------     ------------    -------------
      (167,161)        434,317         (525,715)        (546,219)
 =============    ============     ============    =============










                                    FIRST TRUST        VALUE
     S&P(R)         NASDAQ(R)      TARGET FOCUS        LINE(R)
   TARGET 24        TARGET 15          FOUR          TARGET 25
   PORTFOLIO        PORTFOLIO        PORTFOLIO       PORTFOLIO
 -------------    ------------     ------------    -------------


 $   4,597,520    $  3,281,967     $  7,865,703    $   1,888,882
    (4,038,315)     (4,015,761)      (3,855,936)      (6,503,725)
 -------------    ------------     ------------    -------------
 $     559,205    $   (733,794)    $  4,009,767    $  (4,614,843)
 =============    ============     ============    =============



       657,704         574,064        2,380,561          689,948
      (598,650)       (700,303)      (1,144,602)      (2,460,967)
 -------------    ------------     ------------    -------------
        59,054        (126,239)       1,235,959       (1,771,019)
 =============    ============     ============    =============




                       See Notes to Financial Statements                 Page 49

TARGET MANAGED VIP PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR              YEAR              YEAR              YEAR             YEAR
                                                     ENDED             ENDED             ENDED             ENDED            ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07         12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      8.00        $     7.08        $    12.83        $    11.72       $   10.51
                                                 -----------        ----------        ----------        ----------       ---------

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (a)...........            0.07(a)           0.06(a)           0.08(a)           0.07(a)         0.06
 Net realized and unrealized gain (loss)....            1.46              0.86             (5.83)             1.04            1.15
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            1.53              0.92             (5.75)             1.11            1.21
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      9.53        $     8.00        $     7.08         $   12.83       $   11.72
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b)...........................           19.13%(c)         12.99%(c)        (44.82)%(c)         9.47%          11.51%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $    27,840        $   31,149        $   32,281        $  174,134       $ 203,868
 Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed...............................            1.70%             1.66%             1.51%             1.35%           1.37%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.35%           1.37%
 Ratio of net investment income (loss)
   to average net assets....................            0.81%             0.82%             0.75%             0.53%           0.54%
 Portfolio turnover rate....................             101%              111%              155%               88%             94%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.



Page 50                See Notes to Financial Statements

THE DOW(R) DART 10 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      8.66        $     7.60        $    10.63        $    10.56       $    8.41
                                                 -----------        ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (a)...........            0.20              0.14            0.13                0.11            0.14
 Net realized and unrealized gain (loss)....            1.25              0.92           (3.16)              (0.04)           2.01
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            1.45              1.06           (3.03)               0.07            2.15
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $     10.11        $     8.66        $   7.60          $    10.63       $   10.56
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b)...........................           16.74%(c)         13.95%(c)       (28.50)%(c)     0.66%(c)            25.56%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $     6,797        $    5,447        $    7,081        $   16,172       $  27,955
 Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed...............................            2.09%             2.13%             1.81%             1.56%           1.47%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.47%           1.47%
 Ratio of net investment income (loss)
   to average net assets....................            2.24%             2.00%             1.42%             1.01%           1.47%
 Portfolio turnover rate....................             104%              108%              105%               98%             82%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.



                       See Notes to Financial Statements                 Page 51

THE DOW(R) TARGET DIVIDEND PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      8.00        $     7.01        $   11.79         $    11.66       $    9.87
                                                 -----------        ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (a)...........            0.24              0.18              0.28              0.25            0.23
 Net realized and unrealized gain (loss)....            1.08              0.81             (5.06)            (0.12)           1.56
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            1.32              0.99             (4.78)             0.13            1.79
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      9.32        $     8.00        $     7.01        $    11.79       $   11.66
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b)...........................           16.50%(c)         14.12%(c)        (40.54)%(c)         1.12%          18.14%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $    22,281        $   22,557        $   20,369        $   82,900       $ 100,906
 Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed...............................            1.60%             1.67%             1.47%             1.36%           1.37
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.36%           1.37%
 Ratio of net investment income (loss)
   to average net assets....................            2.77%             2.83%             2.76%             2.06%           2.11%
 Portfolio turnover rate....................             104%              109%              172%               83%             78%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.



Page 52                See Notes to Financial Statements

GLOBAL DIVIDEND TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $     19.34        $    13.71        $    23.96        $    21.14       $   15.27
                                                 -----------        ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (a)...........            0.52              0.11              0.72              0.60            0.63
 Net realized and unrealized gain (loss)....            1.36              5.52            (10.97)             2.22            5.24
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            1.88              5.63            (10.25)             2.82            5.87
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $     21.22        $    19.34        $    13.71        $    23.96       $   21.14
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b)...........................            9.72%(c)         41.06%(c)        (42.78)%(c)        13.34%          38.44%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $    36,489        $   46,885        $   36,063        $  173,741       $ 128,836
 Ratio of expenses to average net assets
   without fee waivers and expenses reimbursed          1.53%             1.53%             1.53%             1.39%           1.47%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.39%           1.47%
 Ratio of net investment income (loss)
   to average net assets....................            2.69%             0.71%             3.47%             2.56%           3.45%
 Portfolio turnover rate....................             123%               84%              105%               60%             33%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.





                       See Notes to Financial Statements                Page 53

S&P(R) TARGET 24 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      7.93        $     6.97        $     9.66        $     9.28       $    9.02
                                                 ------------       ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) ..............            0.04(a)           0.07(a)           0.01              0.04(a)        (0.04)
 Net realized and unrealized gain (loss)....            1.49              0.89             (2.70)             0.34            0.30
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            1.53              0.96             (2.69)             0.38            0.26
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      9.46        $     7.93        $     6.97        $     9.66       $    9.28
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b) (c).......................           19.29%            13.77%           (27.85)%            4.10%           2.88%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $     9,496        $    9,292        $    7,758        $   15,789       $  16,057
 Ratio of expenses to average net assets
   without fee waivers and expenses reimbursed          1.95%             2.07%             1.83%             1.55%           1.56%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.47%           1.47%
 Ratio of net investment income (loss)
   to average net assets....................            0.46%             0.97%             0.10%             0.43%          (0.40)%
 Portfolio turnover rate....................             135%              142%              202%              115%            106%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 54                See Notes to Financial Statements

NASDAQ(R) TARGET 15 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD


                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      7.11        $     6.08        $    12.38        $    10.17       $    9.34
                                                 -----------        ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (a)...........            0.12             (0.04)            (0.07)            (0.04)          (0.11)
 Net realized and unrealized gain (loss)....            2.04              1.07             (6.23)             2.25            0.94
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            2.16              1.03             (6.30)             2.21            0.83
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      9.27        $     7.11        $     6.08        $    12.38       $   10.17
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b) (c).......................           30.38%            16.94%           (50.89)%           21.73%           8.89%
                                                 ===========        ==========        ==========        ==========       =========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $     7,702        $    2,821        $    3,177        $   11,316       $   7,318
 Ratio of expenses to average net assets
   without fee waivers and expenses reimbursed          2.49%             2.93%             2.13%             1.76%           1.84%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.47%           1.47%
 Ratio of net investment income (loss
   to average net assets....................            1.52%            (0.68)%           (0.79)%           (0.34)%         (1.08)%
 Portfolio turnover rate....................             100%              194%              181%              161%             92%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.





                       See Notes to Financial Statements                Page 55

FIRST TRUST TARGET FOCUS FOUR PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08        12/31/07 (a)      12/31/06
                                                 -----------        ----------        ----------       ------------     ----------
 Net asset value, beginning of period.......     $      4.16        $     3.23        $     5.75        $     5.44       $    5.23
                                                 -----------        ----------        ----------        ----------       ---------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss) (b)...........            0.04              0.03              0.07              0.09            0.06
 Net realized and unrealized gain (loss)....            0.75              0.90             (2.59)             0.22            0.15
                                                 -----------        ----------        ----------        ----------       ---------
 Total from investment operations...........            0.79              0.93             (2.52)             0.31            0.21
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      4.95        $     4.16        $     3.23        $     5.75       $    5.44
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (c) (d).......................           18.99%            28.79%           (43.83)%            5.70%           4.02%
                                                 ===========        ==========        ==========        ==========       =========
 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $    10,715        $   11,204        $    4,708        $   12,708       $   5,734
 Ratio of expenses to average net assets
   without fee waivers and expenses
   reimbursed...............................            2.01%             2.29%             2.97%             1.92%           1.79%
 Ratio of expenses to average net assets....            1.37%             1.37%             1.37%             1.37%           1.37%
 Ratio of net investment income (loss)
   to average net assets....................            0.95%             0.92%             1.40%             1.54%           1.14%
 Portfolio turnover rate....................             110%               81%              248%              130%             87%

__________________________________

(a)   Effective on November 19, 2007, the Portfolio changed its name from First
      Trust 10 Uncommon Values Portfolio to First Trust Target Focus Four
      Portfolio.

(b) Per Membership Interest values have been calculated using the average share method.

(c) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown. (d) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.


Page 56               See Notes to Financial Statements

VALUE LINE(R) TARGET 25 PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A MEMBERSHIP INTEREST OUTSTANDING THROUGHOUT EACH PERIOD

                                                     YEAR              YEAR              YEAR              YEAR            YEAR
                                                     ENDED             ENDED             ENDED             ENDED           ENDED
                                                   12/31/10          12/31/09          12/31/08          12/31/07        12/31/06
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, beginning of period.......     $      2.86        $     2.67        $     5.91        $     5.00       $    4.86
                                                 -----------        ----------        ----------        ----------       ---------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)...............           (0.03)(a)         (0.02)(a)         (0.01)(a)         (0.02)(a)       (0.04)
 Net realized and unrealized gain (loss)....            0.90              0.21             (3.23)             0.93             0.18
 Total from investment operations...........            0.87              0.19             (3.24)             0.91             0.14
                                                 -----------        ----------        ----------        ----------       ---------
 Net asset value, end of period.............     $      3.73        $     2.86        $     2.67        $     5.91       $    5.00
                                                 ===========        ==========        ==========        ==========       =========
 TOTAL RETURN (b)...........................           30.42%(c)          7.12%(c)        (54.82)%(c)        18.20%           2.88%
                                                 ===========        ==========        ==========        ==========       =========

 RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
 Net assets, end of period (in 000's).......     $    12,602        $   11,211        $   15,186        $   43,998       $  43,776
 Ratio of expenses to average net assets
   without fee waivers and expenses reimbursed          1.83%             1.80%             1.51%             1.41%          1.41%
 Ratio of expenses to average net assets....            1.47%             1.47%             1.47%             1.41%          1.41%
 Ratio of net investment income (loss)
   to average net assets....................           (0.82)%           (0.63)%           (0.22)%           (0.37)%         (0.88)%
 Portfolio turnover rate....................             103%              119%              142%              110%           124%

__________________________________

(a) Per Membership Interest values have been calculated using the average share method.

(b) Total return is not annualized for periods less than one year. The returns for the Portfolio do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, and sales charges. These expenses would reduce the overall returns shown.

(c) The total return would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.




                       See Notes to Financial Statements                 Page 57

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010


                              1. FUND DESCRIPTION

First Defined Portfolio Fund, LLC (the "Registrant") was organized as a Delaware limited liability company on January 8, 1999 under the laws of the State of Delaware. The Registrant is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company.

The Registrant offers eight managed investment portfolios (each a "Portfolio," and collectively, the "Portfolios") as follows:

    Target Managed VIP Portfolio
    The Dow(R) DART 10 Portfolio
    The Dow(R) Target Dividend Portfolio
    Global Dividend Target 15 Portfolio
    S&P(R) Target 24 Portfolio
    NASDAQ(R) Target 15 Portfolio
    First Trust Target Focus Four Portfolio
    Value Line(R) Target 25 Portfolio

Under Delaware law, a limited liability company does not issue shares of stock. Instead, ownership rights are contained in Portfolio Membership Interests (each an "Interest," and collectively, the "Interests"). Each Interest represents an undivided interest in the net assets of the applicable Portfolio. Interests are not offered directly to the public. Interests are sold only to Prudential Annuities Life Assurance Corporation Variable Account B ("Account B"), a separate account of Prudential Annuities Life Assurance Corporation ("Prudential"), to fund the benefits of variable annuity policies (the "Policies") issued by Prudential. Account B is the sole member of the Registrant. Account B's variable annuity owners who have Policy values allocated to any of the Portfolios have indirect rights to the Interests.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Portfolios in the preparation of their financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of each Interest is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Interest is calculated by dividing the value of all assets of a Portfolio (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid, and any borrowings of a Portfolio) by the total number of Interests outstanding.

Each Portfolio's investments are valued daily in accordance with valuation procedures adopted by the Registrants's Board of Trustees, and in accordance with provisions of the 1940 Act. All securities and other assets of a Portfolio initially expressed in foreign currencies will be converted to U.S. dollars using exchange rates in effect at the time of valuation. The following securities, for which accurate and reliable market quotations are readily available, will be valued as follows:

      Common stocks, and other securities listed on any national or foreign exchange (excluding the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM")), are valued at the last sale price on the exchange on which they are principally traded. If there are no transactions on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities listed on the NASDAQ or the AIM are valued at the official closing price. If there is no official closing price on the valuation day, the securities are valued at the mean between the most recent bid and asked prices.

      Securities traded in the over-the-counter market are valued at their closing bid prices.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010

All market quotations used in valuing a Portfolio's securities will be obtained from a third party pricing service. If no quotation is received from a pricing service, attempts will be made to obtain one or more broker quotes for the security. In the event the pricing service does not provide a valuation, broker quotations are not readily available, or the valuations received are deemed unreliable, the Registrants's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value a Portfolio's securities. Additionally, if events occur after the close of the principal markets for certain securities (e.g., domestic debt and foreign securities) that could materially affect a Portfolio's NAV, First Trust will use a fair value method to value a Portfolios's securities. The use of fair value pricing is governed by valuation procedures adopted by the Registrant's Board of Trustees, and in accordance with the provisions of the 1940 Act. As a general principle, the fair value of a security is the amount which a Portfolio might reasonably expect to receive for the security upon its current sale. However, in light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which a Portfolio might be able to receive upon its current sale. Fair valuation of a security will be based on the consideration of all available information, including, but not limited to the following:

        1) the type of security;
        2) the size of the holding;
        3) transactions in comparable securities;
        4) price quotes from dealers and/or pricing services;
        5) relationships among various securities;
        6) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;
        7) an analysis of the issuer's financial statements; and
        8) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

        1) the value of similar foreign securities traded on other foreign markets;
        2) ADR trading of similar securities;
        3) foreign currency exchange activity;
        4) the trading prices of financial products that are tied to baskets of foreign securities;
        5) factors relating to the event that precipitated the pricing problem;
        6) whether the event is likely to recur; and
        7) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

The Portfolios are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

   o Level 1 -  Level 1 inputs are quoted prices in active markets for identical securities. An active market is a market in which transactions for the security occur with sufficient frequency and volume to provide pricing information on an ongoing basis.
   o Level 2 -  Level 2 inputs are observable inputs, either directly or indirectly, and include the following:
                 o  Quoted prices for similar securities in active markets
                 o Quoted prices for identical or similar securities in markets that are non-active. A non-active market is a market where there are few transactions for the security, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.
                 o Inputs other than quoted prices that are observable for the security (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).
                 o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.
   o Level 3 -  Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the security.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value each Portfolio's investments as of December 31, 2010, is included with each Portfolio's Portfolio of Investments.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010


B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, including amortization of premiums and accretion of discounts.

C. FOREIGN CURRENCY:

The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses which result from changes in foreign currency exchange rates have been included in the "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in the "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. Unrealized depreciation of $1,732 from dividends receivable in foreign currencies is included in "Dividends receivable" and unrealized appreciation of $3,394 from investment securities sold in foreign currencies is included in "Investment securities sold" on the Statement of Assets and Liabilities for the Global Dividend Target 15 Portfolio.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

Distributions from net investment income and net realized long-term and short-term capital gains of all Portfolios may be paid with such frequency (monthly or otherwise) as the Board of Trustees may determine from time to time. Currently all distributions paid by a Portfolio will be reinvested by the Portfolio.

E. INCOME TAXES:

The Registrant is a limited liability company with all of its Interests owned by a single entity (Account B). Accordingly, the Registrant is treated as part of the operations of Prudential and is not taxed separately. The Registrant intends to continue to comply with the provisions of Section 817(h) of the Internal Revenue Code, which impose certain diversification requirements upon variable contracts that are based on segregated asset accounts. Under current tax law, interest, dividend income, and capital gains of the Registrant are not currently taxable when left to accumulate within a variable annuity contract. As such, no federal or state income tax provision is required.

F. EXPENSES:

Expenses that are directly related to one of the Portfolios are charged directly to that Portfolio. General expenses of the Registrant with the exception of audit and printing fees, which are allocated evenly among the Portfolios, are generally allocated to all the Portfolios based upon the average net assets of each Portfolio.

The Registrant has entered into an Administrative Services Agreement (the "Agreement") with Prudential whereby Prudential provides certain Membership Interests servicing reasonably necessary for the operations of the Portfolios other than the management services provided by First Trust pursuant to the Investment Advisory and Management Agreement. As compensation for the services rendered under the Agreement, Prudential is paid fees at an annual rate of 0.30% of average daily net assets from the Portfolios. These fees are included in "Membership Interest servicing fees" on the Statements of Operations.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Portfolios are sub-licensees to these license agreements and are required to pay licensing fees, which are shown on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010


G . ACCOUNTING PRONOUNCEMENT:

In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for fiscal years beginning after December 15, 2010, and Portfolios for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Portfolios' financial statement disclosures, if any.

 3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Portfolios, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust provides each Portfolio with discretionary investment services and certain administrative services necessary for the management of the Portfolios. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of each Portfolio's average daily net assets.

James A. Bowen, the President of First Trust, on October 12, 2010, acquired 100% of the voting stock of The Charger Corporation, the general partner of First Trust (the "Transaction"). The consummation of the Transaction was deemed to be an "assignment" (as defined in the 1940 Act) of the Registrant's investment management agreement and resulted in the automatic termination of the agreement. The Transaction is not expected to impact the day-to-day operations of the Registrant.

The Board of Trustees of the Registrant approved an interim investment management agreement with First Trust, which was entered into effective upon the closing of the Transaction and would be in effect for a maximum period of 150 days. A new investment management agreement with First Trust has been approved by the Board of Trustees of the Registrant and was submitted to the Interest holders of the Registrant as of the record date (September 30, 2010) for approval to take effect upon such shareholder approval. A special Interest holder meeting of the Registrant to vote on a proposal to approve the new investment management agreement was held on December 6, 2010, at which time the new investment management agreement was approved by the Interest holders of each Portfolio. Prudential voted its Interests in the same proportion as votes received from policy owners (Interest holders) that are indirectly invested in the Fund. Until December 6, 2010, advisory fees payable to First Trust were held in escrow. See Submission of Matters to a Vote of Interest Holders, in the Additional Information section of this report, for the results.

For the period September 30, 2004 through December 31, 2010, First Trust has contractually agreed to waive fees and reimburse expenses of the Portfolios to limit the total annual fund operating expenses (excluding brokerage expense and extraordinary expenses) to 1.37% for the First Trust Target Focus Four Portfolio and 1.47% for each of the other Portfolios' average daily net assets. First Trust has entered into an agreement with the Registrant that allows First Trust to recover from the Portfolios any fees waived or expenses reimbursed during the three year period after the date of the waiver or reimbursement. However, First Trust's ability to recover such amounts is limited to the extent that it would not exceed the amount waived or reimbursed during such period. To the extent that the actual expense ratio of a particular Portfolio is less than such Portfolio's applicable expense cap, First Trust may recover a portion of the previously waived or reimbursed amount equal to the amount that the expense cap exceeds the actual expense ratio. These amounts would be included in "Expenses previously waived or reimbursed" on the Statements of Operations. The advisory fee waivers and expense reimbursements for the period ended December 31, 2010 and the expenses borne by the Advisor subject to reimbursement by each Portfolio at December 31, 2010 were as follows:

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010

                                                                EXPENSES BORNE BY ADVISOR SUBJECT TO REIMBURSEMENT
                                                           -----------------------------------------------------------
                                                           YEAR ENDED      YEAR ENDED     YEAR ENDED
                                 FEES         EXPENSES      DECEMBER        DECEMBER       DECEMBER
                                WAIVED       REIMBURSED     31, 2008        31, 2009        31, 2010          TOTAL
                             ------------   -----------    ----------      ----------    ------------    -------------
Target Managed VIP
  Portfolio...............    $    62,766   $        --    $   30,984      $  53,913     $    62,766     $  147,663
The Dow(R) Dart 10
  Portfolio...............         32,764         1,091        34,027         35,264          33,855        103,146
The Dow(R) Target Dividend
  Portfolio............            28,538            --           180         34,903          28,538         63,621
Global Dividend Target 15
  Portfolio...............         24,765            --        53,187         21,774          24,765         99,726
S&P(R) Target 24
  Portfolio...............         38,449            --        37,227         43,615          38,449        119,291
NASDAQ(R) Target 15
  Portfolio...............         23,960        16,940        39,899         40,468          40,900        121,267
First Trust Target Focus Four
  Portfolio...............         63,976         3,845       144,163         69,680          67,821        281,664
Value Line(R) Target 25
  Portfolio .............          40,655            --        12,577         41,127          40,655         94,359



BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.) Inc.) serves as the Registrant's Administrator, Fund Accountant and Transfer Agent in accordance with certain fee arrangements. PFPC Trust Company, which will be renamed BNY Mellon Investment Servicing Trust Company effective July 1, 2011, serves as the Registrant's Custodian in accordance with certain fee arrangements.

Each Trustee who is not an officer or employee of First Trust, any sub-advisor, or any of their affiliates ("Independent Trustees"), is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with Board or Committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the Chairmen of the Nominating and Governance Committee and Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and equally allocated among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each Committee chairman serve two-year terms before rotating to serve as chairman of another Committee or as Lead Independent Trustee. The officers and "Interested" Trustee receive no compensation from the trusts for serving in such capacities.

                              4. DISTRIBUTION PLAN

The Registrant, on behalf of each Portfolio, has adopted a 12b-1 Service Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Interests of each of the Portfolios will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP") serves as the selling agent and distributor of Interests of the Portfolios. In this capacity, FTP manages the offering of the Portfolios' Interests and is responsible for all sales and promotional activities. The Plan reimburses FTP for its costs in connection with these activities. FTP also uses the service fee to compensate Prudential for providing account services to policy owners. These services include establishing and maintaining policy owner accounts, answering inquiries, and providing personal services to policy owners. Each Portfolio may spend up to 0.25% per year of the average daily net assets of its Interests as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale and distribution of a Portfolio's Interests including, without limitation, expenses of preparing, printing and distributing prospectuses to persons other than Interest holders or policy owners, as well as compensating its sales force, printing and distributing advertising and sales literature and reports to Interest holders and policy owners used in connection with the sale of a Portfolio's Interests, certain other expenses associated with the distribution of the Portfolios, and any distribution-related expenses that may be authorized by the Registrant's Board of Trustees.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010


During the year ended December 31, 2010, all service fees received by FTP were paid to Prudential, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Registrant's Board of Trustees and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                      5. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales of securities, excluding U.S. government and short-term investments, for the year ended December 31, 2010, were as follows:

                                                                     PURCHASES          SALES
                                                                   -----------       -----------
Target Managed VIP Portfolio....................................   $27,627,314       $35,278,633
The Dow(R) DART 10 Portfolio....................................     6,215,955         5,520,921
The Dow(R) Target Dividend Portfolio............................    22,882,034        25,688,153
Global Dividend Target 15 Portfolio ............................    47,116,569        58,516,326
S&P(R) Target 24 Portfolio......................................    10,660,054        11,794,350
NASDAQ(R) Target 15 Portfolio...................................     7,571,052         3,894,729
First Trust Target Focus Four Portfolio ........................    11,412,457        13,486,663
Value Line(R) Target 25 Portfolio...............................    11,409,990        13,258,353

                            6. MEMBERSHIP INTERESTS

The Registrant has authorized an unlimited number of Interests without par value of one or more series.

                               7. INDEMNIFICATION

The Registrant has a variety of indemnification obligations under contracts with its service providers. The Registrant's maximum exposure under these arrangements is unknown. However, the Registrant has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Portfolios. For additional information about the risks associated with investing in the Portfolios, please see the Portfolios' prospectus and statement of additional information, as well as other regulatory filings.

MARKET RISK: The principal risk of investing in the Portfolios is market risk. Market risk is the risk that a particular stock in a Portfolio, the Portfolio itself or stocks in general may fall in value. In 2008 and early 2009, securities markets were significantly negatively affected by the financial crises that initially resulted from the downturn in the subprime mortgage market in the U.S. The impact of the financial crises on securities markets has proven to be significant and may be long lasting and may have a substantial impact on the value of the Portfolios. As with any mutual fund investment, loss of money is a risk of investing. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

NON-U.S. SECURITIES INVESTMENT RISK: The Portfolios may invest in non-U.S. securities. Investing in securities of non-U.S. companies and non-U.S. governments involves special risks and considerations not typically associated with investing in the securities of U.S. companies and the U.S. government. These risks include re-valuation of currencies and future adverse political and economic developments. These risks are heightened for investments in emerging market countries. Moreover, securities of many non-U.S. companies and non-U.S. governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government.

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NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
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                       FIRST DEFINED PORTFOLIO FUND, LLC
                               DECEMBER 31, 2010


NON-DIVERSIFICATION RISK: Each Portfolio is classified as "non-diversified" and is limited as to the percentage of its assets which may be invested in securities of any one issuer only by its own investment restrictions and diversification requirements. A Portfolio may therefore invest a relatively high percentage of its assets in a limited number of issuers. This does expose each Portfolio to greater market fluctuations than is experienced by a diversified fund. Each Portfolio is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.

INVESTMENT STRATEGY RISK: Each Portfolio is also exposed to additional market risk due to its policy of investing in accordance with an investment strategy. As a result of this policy, securities held by the Portfolios will generally not be bought or sold in response to market fluctuations and the securities may be issued by companies concentrated in a particular industry. Each Portfolio's relative lack of diversification, possible concentration in a particular industry and passive management style may subject investors to greater market risk than other mutual funds.

SMALL CAP COMPANY RISK: The Target Managed VIP Portfolio and Value Line(R) Target 25 Portfolio invest in small cap stocks, which presents additional risk. Small cap stocks are more vulnerable to market conditions, less liquid and generally experience greater price volatility than stocks of larger capitalization companies.

FINANCIALS SECTOR RISK: The Portfolios may invest in securities of companies in the financial sector. The downturn in the U.S. and world economies has adversely affected banks, thrifts, credit and capital markets, companies involved in the insurance industry and other companies in the financial sectors.

                              9. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Portfolios through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------


TO THE BOARD OF TRUSTEES AND MEMBERS OF FIRST DEFINED PORTFOLIO FUND, LLC:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of First Defined Portfolio Fund, LLC (the "Fund"), comprised of Target Managed VIP Portfolio, The Dow(R) DART 10 Portfolio, The Dow(R) Target Dividend Portfolio, Global Dividend Target 15 Portfolio, S&P(R) Target 24 Portfolio, NASDAQ(R) Target 15 Portfolio, First Trust Target Focus Four Portfolio and Value Line(R) Target 25 Portfolio (the "Portfolios"), as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Portfolios' financial highlights for the year ended December 31, 2006 was audited by other auditors whose report, dated February 15, 2007, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the Portfolios' custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Portfolios as of December 31, 2010, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ DELOITTE & TOUCHE LLP


Chicago, Illinois
February 25, 2011


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Registrant uses to determine how to vote proxies and information on how each Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                               PORTFOLIO HOLDINGS

The Registrant files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Registrant's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Registrant's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

              SUBMISSION OF MATTERS TO A VOTE OF INTEREST HOLDERS

A special meeting of shareholders of the Registrant was held on December 6, 2010. At the meeting, Interest holders approved a new investment management agreement between the Registrant and First Trust. Prudential voted its Interests in the same proportion as votes received from policy owners (Interest holders) that are indirectly invested in the Fund. The results are as follows:

                                                      AFFIRMATIVE        AGAINST        ABSTAIN
                                                    _______________    ____________   ___________
Target Managed VIP Portfolio....................      2,915,790           96,457        149,390
The Dow(R) DART 10 Portfolio....................        418,691           55,268         70,421
The Dow(R) Target Dividend Portfolio............      2,220,240           81,915        173,569
Global Dividend Target 15 Portfolio ............      1,703,599           91,881         79,612
S&P(R) Target 24 Portfolio......................        793,648            7,463        107,295
NASDAQ(R) Target 15 Portfolio...................        449,734           20,788         82,287
First Trust Target Focus Four Portfolio ........      2,139,055           58,318         67,021
Value Line(R) Target 25 Portfolio...............      2,940,232           40,420        417,261

The terms of the new investment management agreement are substantially similar to the terms of the previous agreement.


                        INVESTMENT MANAGEMENT AGREEMENTS


Board Considerations Regarding Approval of Investment Management Agreements

The Board of Trustees of First Defined Portfolio Fund, LLC (the "Company"), including the Independent Trustees, approved the Interim Investment Management Agreement and the New Investment Management Agreement (collectively, the "Agreements") between the Company, on behalf of the eight portfolios of the Company (each a "Fund" and collectively, the "Funds"), and First Trust Advisors L.P. (the "Advisor") at a meeting held on September 20, 2010. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements are in the best interests of the Company and each Fund. The Board also determined that it believes that the scope and quality of services to be provided to the Company and each Fund under the Agreements will be at least equivalent to the scope and quality of services provided under the current Investment Management Agreement with the Advisor (the "Original Agreement").

On August 25, 2010, the Independent Trustees were informed that James A. Bowen, the President of the Advisor and a Trustee and Chairman of the Board of the Company, had entered into an agreement to acquire 100% of the common stock of The Charger Corporation, the general partner of the Advisor (the "Transaction"), the consummation of which would constitute a "change of control" of the Advisor and would result in the "assignment" and termination of the Original Agreement under its terms and in accordance with Section 15 of the Investment Company Act of 1940, as amended (the "1940 Act"). On August 31, 2010, counsel to the Independent Trustees forwarded to Mr. Bowen and the Advisor a request for information regarding the Transaction. In anticipation of the consummation of

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


the Transaction, the Board at its meeting held on September 20, 2010, considered the information provided by Mr. Bowen and the Advisor in response to the Independent Trustees' request for information and considered the approval of the Agreements.

To reach its determination, the Board considered its duties under the 1940 Act, as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. In connection with its deliberations regarding the Agreements, the Board noted the Advisor's representation that apart from their effective and termination dates and any provisions of the Interim Investment Management Agreement required by Rule 15a-4 under the 1940 Act, the Agreements were the same in all material respects as the Original Agreement. The Board noted that it had recently considered the Advisor's capabilities and the terms of the Original Agreement at a meeting held on March 21-22, 2010 and had determined to renew the Original Agreement on behalf of each Fund for an additional one-year term (the "2010 Renewal"). The Board considered that in connection with the 2010 Renewal, it had received a report from the Advisor that, among other things, outlined the services provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the advisory fee for each Fund as compared to fees charged by investment advisors to comparable funds and as compared to fees charged to other clients of the Advisor; expenses of each Fund compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall out benefits to the Advisor; and information on the Advisor's compliance program. Prior to the September meeting, the Advisor represented to the Board that there had been no material changes to the information provided in March 2010 in connection with the 2010 Renewal and that the Board could continue to rely on such information.

Because the Board determined that any differences between the Original Agreement and the Agreements were immaterial, the Board determined that much of its previous analysis in connection with the 2010 Renewal applied to its review and consideration of the Agreements. Accordingly, the Board took note of such prior analysis and supplemented it with the additional considerations noted below. The Independent Trustees also met separately with their independent legal counsel to discuss the Transaction and their consideration of the Agreements.

In reviewing the Agreements, the Board considered the nature, quality and extent of services to be provided by the Advisor to each Fund under the Agreements. The Board noted that the Transaction was not expected to result in any changes to the personnel of the Advisor responsible for providing services to the Company and each Fund. The Board also considered the representations of the Advisor that there will be no diminution in services provided under the Agreements. In light of the information presented and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the nature, quality and extent of services to be provided to the Company and each Fund by the Advisor under the Agreements are expected to be satisfactory.

The Board considered the advisory fees payable by each Fund under the Agreements, noting that they would be the same as the fees payable by each Fund under the Original Agreement. The Board considered that the Advisor agreed to waive fees and reimburse expenses of each Fund for the two-year period in order to prevent total annual operating expenses (excluding extraordinary expenses and brokerage fees) from exceeding 1.47% of average daily net assets (1.37% for the First Trust Target Focus Four Portfolio). The Board noted that the fees waived by the Advisor are subject to reimbursement for up to three years from the date the fee was incurred, but no reimbursement would be made by a Fund if it would cause a Fund to exceed the expense limitation in place at the time the fees were waived by the Advisor. The Board considered that in connection with the 2010 Renewal it had reviewed the advisory fees charged by the Advisor to similar funds and other non-fund clients, and had noted that the Advisor does not provide advisory services to institutional clients that have investment objectives and policies similar to the Funds', other than to registered investment companies. The Board also noted in connection with the 2010 Renewal that the Advisor does provide retail separate managed account investment advisory services to a variety of accounts that have investment objectives and policies similar to the Funds' and noted the Advisor's standard fee for such services, while also considering the differences in services provided to the Funds. The Board also considered performance information for each Fund, including each Fund's quarterly performance report, which is part of the process that the Board has established for monitoring each Fund's performance and portfolio risk on an ongoing basis. In light of the information presented on the fees and performance of each Fund and the considerations made at the September meeting, including the considerations made in connection with the 2010 Renewal, the Board concluded that the advisory fees for each Fund were reasonable and appropriate in light of the nature, quality and extent of services expected to be provided by the Advisor to each Fund under the Agreements.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


The Board noted that the Advisor has continued to invest in personnel and infrastructure and considered whether fee levels reflect any economies of scale for the benefit of shareholders. The Board concluded that the advisory fee for each Fund continues to reflect an appropriate level of sharing of any economies of scale at current asset levels. The Board noted that in connection with the 2010 Renewal it had reviewed the costs of the services provided and profits realized by the Advisor from serving as investment advisor to each Fund for the twelve months ended December 31, 2009 and had noted that the Advisor estimated that it incurred a loss in providing services to each Fund in 2009. The Board considered whether the Advisor derives any ancillary benefits from its relationship with the Company and each Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board noted that the Advisor will receive compensation from the Company for providing fund reporting services. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements are fair and reasonable and that approval of the Agreements is in the best interests of the Company and each Fund. No single factor was determinative in the Board's analysis.

                             LICENSING INFORMATION

"Dow Jones Industrial Average(SM)," "DJIA(SM)," "The Dow Jones U.S. Select Dividend Index(SM)," "Dow Industrials(SM)," "The Dow(R)," "Dow 30(SM)," and "The Dow 10(SM)" are service marks or registered trademarks, as applicable, of Dow Jones & Company, Inc. ("Dow Jones") and have been licensed for use for certain purposes by First Trust on behalf of the Registrant. None of the Portfolios, including, and in particular, Target Managed VIP Portfolio, The Dow(R) Target Dividend Portfolio, The Dow(R) DART 10 Portfolio and the First Trust Target Focus Four Portfolio, are endorsed, sold, or promoted by Dow Jones, and Dow Jones makes no representation regarding the advisability of investing in such products.

"The NASDAQ-100(R)", "NASDAQ-100 Index(R)", "NASDAQ Stock Market(R)" and "NASDAQ(R)" are registered trademarks of the Nasdaq OMX Group, Inc. (which with its affiliates are the "Corporations") and have been licensed for use by First Trust on behalf of the Registrant. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio have not been passed on by the Corporations as to their legality or suitability. The NASDAQ(R) Target 15 Portfolio and the Target Managed VIP Portfolio are not issued, endorsed, sponsored, managed, sold or promoted by the Corporations. THE CORPORATIONS MAKE NO WARRANTIES AND BEAR NO LIABILITY WITH RESPECT TO THE REGISTRANT.

"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500", "500"
"S&P MidCap 400", "Standard & Poor's MidCap 400", "S&P SmallCap 600" and "Standard & Poor's SmallCap 600" are trademarks of Standard & Poor's Financial Services LLC and have been licensed for use by First Trust on behalf of the Registrant. The S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the S&P(R) Target 24 Portfolio, the Target Managed VIP Portfolio or the First Trust Target Focus Four Portfolio. Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations on behalf of Standard & Poor's.

"Value Line(R)", "The Value Line Investment Survey," and "Value Line Timeliness(TM) Ranking System" are trademarks of Value Line Securities, Inc. or Value Line Publishing, Inc. that have been licensed to First Trust on behalf of the Registrant. The Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio and the First Trust Target Focus Four Portfolio are not sponsored, recommended, sold or promoted by Value Line Publishing, Inc., Value Line, Inc. or Value Line Securities, Inc. ("Value Line"). Value Line makes no representation regarding the advisability of investing in the Target Managed VIP Portfolio, the Value Line(R) Target 25 Portfolio or the First Trust Target Focus Four Portfolio.

"NYSE(R)" and "NYSE International 100 Index(R)" are registered trademarks of NYSE Group, Inc. and have been licensed for use for certain purposes by First Trust. The First Trust Target Focus Four Portfolio, based in part on the NYSE International 100 Index(R), is not sponsored, endorsed, sold or promoted by NYSE Group, Inc. or any of its affiliates, and NYSE Group, Inc. and its affiliates make no representation regarding the advisability of investing in such product. NYSE Group, Inc. has no relationship to the First Trust Target Focus Four Portfolio or First Trust other than the licensing of NYSE International 100 Index(R) and its registered trademarks for use in connection with the First Trust Target Focus Four Portfolio.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


Information pertaining to the Trustees and officers of the Registrant is set forth below. The statement of additional information includes additional information about the Trustees and is available without charge, upon request, by calling (800) 988-5891.

                                                                                                NUMBER OF
                                                                                              PORTFOLIOS IN
                                                                                                THE FIRST          OTHER
                                                                                                  TRUST       TRUSTEESHIPS OR
         NAME, ADDRESS,             TERM OF OFFICE                                            FUND COMPLEX     DIRECTORSHIPS
        DATE OF BIRTH AND           AND LENGTH OF            PRINCIPAL OCCUPATIONS             OVERSEEN BY        HELD BY
     POSITION WITH THE FUND           SERVICE(2)              DURING PAST 5 YEARS                TRUSTEE          TRUSTEE

------------------------------------------------------------------------------------------------------------------------------------
                                                      INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------

Richard E. Erickson, Trustee        o Indefinite     Physician; President, Wheaton                 67             None
c/o First Trust Advisors L.P.         Term           Orthopedics; Co-owner and Co-Director
120 E. Liberty Drive,                                (January 1996 to May 2007), Sports
  Suite 400                                          Med Center for Fitness; Limited
Wheaton, IL 60187                   o Since Fund     Partner, Gundersen Real Estate
D.O.B.: 04/51                         Inception      Limited Partnership; Member,
                                                     Sportsmed LLC

Thomas R. Kadlec, Trustee           o Indefinite     President (March 2010 to Present),            67             Director of ADM
c/o First Trust Advisors L.P.         Term           Senior Vice President and Chief                              Investor
120 E. Liberty Drive,                                Financial Officer (May 2007 to March                         Services, Inc.
  Suite 400                         o Since Fund     2010), Vice President and Chief                              and ADM
Wheaton, IL 60187                     Inception      Financial Officer (1990 to May 2007),                        Investor
D.O.B.: 11/57                                        ADM Investor Services, Inc. (Futures                         Services
                                                     Commission Merchant)                                         International

Robert F. Keith, Trustee            o Indefinite     President (2003 to Present),                  67             None
c/o First Trust Advisors L.P.         Term           Hibs Enterprises (Financial and
120 E. Liberty Drive,                                Management Consulting)
  Suite 400                         o Since April
Wheaton, IL 60187                     2007
D.O.B.: 11/56

Niel B. Nielson, Trustee            o Indefinite     President (June 2002                          67             Director of
c/o First Trust Advisors L.P.         Term           to Present), Covenant                                        Covenant
120 E. Liberty Drive,                                College                                                      Transport Inc.
  Suite 400                         o Since Fund
Wheaton, IL 60187                     Inception
D.O.B.: 03/54


------------------------------------------------------------------------------------------------------------------------------------
                                                        INTERESTED TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------

James A. Bowen, Trustee,            o Indefinite     Chief Executive Officer (December 2010        67             Trustee of
President, Chairman of the Board      Term           to Present), President (until                                Wheaton College
and CEO(1)                                           December 2010), First Trust Advisors
120 E. Liberty Drive,               o Since Fund     L.P. and First Trust Portfolios L.P.;
  Suite 400                           Inception      Chairman of the Board of Directors,
Wheaton, IL 60187                                    BondWave LLC (Software Development
D.O.B.: 09/55                                        Company/Investment Advisor) and
                                                     Stonebridge Advisors LLC (Investment
                                                     Advisor)

---------------------

(1) Mr. Bowen is deemed an interested person of the Registrant due to his position of Chief Executive Officer of First Trust Advisors L.P., investment advisor of the Registrant.
(2) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
BOARD OF TRUSTEES AND OFFICERS - (CONTINUED)
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


                                                                TERM OF OFFICE
       NAME, ADDRESS AND          POSITION AND OFFICES          AND LENGTH OF                   PRINCIPAL OCCUPATIONS
         DATE OF BIRTH                 WITH FUND                   SERVICE                       DURING PAST 5 YEARS

-----------------------------------------------------------------------------------------------------------------------------------
                                            OFFICERS WHO ARE NOT TRUSTEES (3)
-----------------------------------------------------------------------------------------------------------------------------------
Mark R. Bradley                  Treasurer, Chief               o Indefinite term           Chief Operating Officer
120 E. Liberty Drive,            Financial Officer                                          (December 2010 to Present) and
  Suite 400                      and Chief Accounting           o Since Fund                Chief Financial Officer,
Wheaton, IL 60187                Officer                          Inception                 First Trust Advisors L.P.
D.O.B.: 11/57                                                                               and First Trust Portfolios
                                                                                            L.P.; Chief Financial
                                                                                            Officer, BondWave LLC
                                                                                            (Software Development
                                                                                            Company/Investment Advisor)
                                                                                            and Stonebridge Advisors LLC
                                                                                            (Investment Advisor)

Susan M. Brix                    Assistant Vice President       o Indefinite term           Representative, First Trust
120 E. Liberty Drive,                                                                       Portfolios L.P.; Assistant Portfolio
  Suite 400                                                     o Since Fund                Manager, First Trust Advisors L.P.
Wheaton, IL 60187                                                 Inception
D.O.B.:  01/60

Erin E. Chapman                  Assistant Secretary            o Indefinite term           Assistant General Counsel
120 E. Liberty Drive,                                                                       (October 2007 to Present),
  Suite 400                                                     o Since June 2009           Associate Counsel (March
Wheaton, IL 60187                                                                           2006 to October 2007), First
D.O.B.:  08/76                                                                              Trust Advisors L.P. and
                                                                                            First Trust Portfolios L.P.;
                                                                                            Associate Attorney (November
                                                                                            2003 to March 2006), Doyle &
                                                                                            Bolotin, Ltd.

James M. Dykas                   Assistant Treasurer            o Indefinite term           Controller (January 2011 to
120 E. Liberty Drive,                                                                       Present) and Senior Vice President
  Suite 400                                                     o Since December            (April 2007 to Present),
Wheaton, IL 60187                                                 2005                      Vice President (January 2005 to
D.O.B.: 01/66                                                                               April 2007), First Trust
                                                                                            Advisors L.P. and First
                                                                                            Trust Portfolios L.P.

W. Scott Jardine                 Secretary                      o Indefinite term           General Counsel, First Trust
120 E. Liberty Drive,                                                                       Advisors L.P., First Trust
  Suite 400                                                     o Since Fund                Portfolios L.P. and BondWave
Wheaton, IL 60187                                                 Inception                 LLC (Software Development
D.O.B.: 05/60                                                                               Company/Investment Advisor);
                                                                                            Secretary of Stonebridge
                                                                                            Advisors LLC (Investment Advisor)

Daniel J. Lindquist              Vice President                 o Indefinite term           Senior Vice President
120 E. Liberty Drive,                                                                       (September 2005 to Present),
  Suite 400                                                     o Since December            First Trust Advisors L.P. and
Wheaton, IL 60187                                                 2005                      First Trust Portfolios L.P.
D.O.B: 02/70

Coleen D. Lynch                  Assistant Vice                 o Indefinite term           Assistant Vice President
120 E. Liberty Drive,            President                                                  (January 2008 to Present),
  Suite 400                                                     o Since July 2008           First Trust Advisors L.P. and
Wheaton, IL 60187                                                                           First Trust Portfolios L.P.;
DOB: 07/58                                                                                  Vice President (May 1998 to
                                                                                            January 2008), Van Kampen
                                                                                            Asset Management and Morgan
                                                                                            Stanley Investment Management

Kristi A. Maher                  Assistant Secretary            o Indefinite term           Deputy General Counsel (May
120 E. Liberty Drive,            and Chief Compliance                                       2007  to Present), Assistant
  Suite 400                      Officer                        o Assistant                 General Counsel (March 2004 to
Wheaton, IL 60187                                                 Secretary since           May 2007), First Trust
D.O.B.: 12/66                                                     July 2004                 Advisors L.P. and First Trust
                                                                                            Portfolios L.P.
                                                                o Chief
                                                                  Compliance
                                                                  Officer since
                                                                  January 2011

Roger F. Testin                  Vice President                 o Indefinite term           Senior Vice President, First
120 E. Liberty Drive,                                                                       Trust Advisors L.P. and First Trust
  Suite 400                                                     o Since September           Portfolios L.P.
Wheaton, IL 60187                                                 2001
D.O.B: 06/66

---------------------

(3) The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.

--------------------------------------------------------------------------------
PRIVACY POLICY
--------------------------------------------------------------------------------


                       FIRST DEFINED PORTFOLIO FUND, LLC
                         DECEMBER 31, 2010 (UNAUDITED)


PRIVACY POLICY

The open-end and closed-end funds advised by First Trust Advisors L.P. (each a "Fund") value our relationship with you and consider your privacy an important priority in maintaining our relationship. We are committed to protecting the security and confidentiality of your personal information.

SOURCES OF INFORMATION

We may collect nonpublic personal information about you from the following sources:

      o Information we receive from you or your broker-dealer, investment advisor or financial representative through interviews, applications, agreements or other forms;

      o Information about your transactions with us, our affiliates or others;

      o Information we receive from your inquiries by mail, e-mail or telephone; and

      o Information we collect on our website through the use of "cookies." For example, we may identify the pages on our website that your browser requests or visits.

INFORMATION COLLECTED

The type of data we collect may include your name, address, social security number, age, financial status, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, investment objectives, marital status, family relationships and other personal information.

DISCLOSURE OF INFORMATION

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted by law. In addition to using this information to verify your identity (as required by law), the permitted uses may also include the disclosure of such information to unaffiliated companies for the following reasons:

      o In order to provide you with products and services and to effect transactions that you request or authorize, we may disclose your personal information as described above to unaffiliated financial service providers and other companies that perform administrative or other services on our behalf, such as transfer agents, custodians and trustees, or that assist us in the distribution of investor materials such as trustees, banks, financial representatives and printers.

      o We may release information we have about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example to protect your account from fraud).

In addition, in order to alert you to our other financial products and services, we may share your personal information with affiliates of the Fund.

CONFIDENTIALITY AND SECURITY

With regard to our internal security procedures, the Fund restricts access to your nonpublic personal information to those individuals who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal information.

POLICY UPDATES AND INQUIRIES

As required by federal law, we will notify you of our privacy policy annually. We reserve the right to modify this policy at any time; however if we do change it, we will tell you promptly. For questions about our policy, or for additional copies of this notice, please go to www.ftportfolios.com, or contact us at (800) 621-1675 (First Trust Portfolios) or (800) 222-6822 (First Trust Advisors).

                      This Page Left Blank Intentionally.


















[LOGO OMITTED]

FIRST TRUST





INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187


ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

   (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

   (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

   (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

   (e) Not applicable.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the Registrant's board of trustees has determined that Thomas

R. Kadlec and Robert F. Keith are qualified to serve as audit committee financial experts serving on its audit committee and that each is "independent," as defined by Item 3 of Form N-CSR.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

      (a) Audit Fees -- The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $136,000.00 for 2009 and $136,000.00 for 2010.

      (b) Audit-Related Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph
(a) of this Item were $0 for 2008 and $0 for 2009.

         Audit-Related Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2009 and $0 for 2010.

      (c) Tax Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant were $0 for 2009 and $0 for 2010.

         Tax Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning to the registrant's adviser and distributor were $0 for 2009 and $0 for 2010.

      (d) All Other Fees (Registrant) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

         All Other Fees (Investment Adviser and Distributor) -- The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant's investment adviser and distributor, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2009 and $0 for 2010.

      (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

      Pursuant to its charter and its Audit and Non-Audit Services Pre-Approval Policy, the Audit Committee (the "Committee") is responsible for the pre-approval of all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the registrant by its independent auditors. The Chairman of the Committee is authorized to give such pre-approvals on behalf of the Committee up to $25,000 and report any such pre-approval to the full Committee.

      The Committee is also responsible for the pre-approval of the independent auditor's engagements for non-audit services with the registrant's adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant, subject to the de minimis exceptions for non-audit services described in Rule 2-01 of Regulation S-X. If the independent auditor has provided non-audit services to the registrant's adviser (other than any sub-adviser whose role is primarily portfolio management and is sub-contracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to its policies, the Committee will consider whether the provision of such non-audit services is compatible with the auditor's independence.

      (e)(2) The percentage of services described in each of paragraphs (b) through (d) for the registrant and the registrant's investment adviser of this Item that were approved by the audit committee pursuant to the pre-approval exceptions included in paragraph (c)(7)(i)(c) or paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are as follows:

                          (b)  0%

                          (c)  0%

                          (d)  0%

      (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

      (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for 2009 were $0 for the registrant, $36,000.00 for the registrant's investment adviser and $37,300.00 for the registrant's distributor, and for 2010 were $0 for the registrant, $6,000.00 for the registrant's investment adviser and $57,145.00 for the registrant's distributor.

      (h) The registrant's audit committee of its Board of Trustees has determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.


ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

   (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

   (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12. EXHIBITS.

      (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

      (a)(2)   Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
               Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

      (a)(3)   Not applicable.

      (b)      Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
               Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)   First Defined Portfolio Fund, LLC
               -----------------------------------------------------------------

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ James A. Bowen
                           -----------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date  February 23, 2011
      ----------------------


By (Signature and Title)*  /s/ Mark R. Bradley
                           -----------------------------------------------------
                           Mark R. Bradley, Treasurer, Chief Financial Officer and Chief Accounting Officer
                           (principal financial officer)

Date  February 23, 2011
      ----------------------



* Print the name and title of each signing officer under his or her signature.